UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22974

Eagle Point Credit Company Inc.

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Credit Company Inc.

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Philip Hinkle
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Stockholders

The Company’s Annual Report to stockholders for the year ending December 31, 2019 is filed herewith.

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of shareholder reports for Eagle Point Credit Company Inc. (the “Company”) such as this report will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Company’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. For shareholder reports and other communications from the Company issued prior to February 2021, you may elect to receive such reports and other communications electronically. If you own shares of the Company through a financial intermediary, you may contact your financial intermediary to elect to receive materials electronically. You may also visit www.fundreports.com or call 1-866-345-5954. If you own shares of the Company directly, you may contact us at 1-844-810-6501.

You may elect to receive all future reports in paper, free of charge. If you own shares of the Company through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports after February 2021. You may also visit www.fundreports.com or call 1-866-345-5954. If you make such an election through your financial intermediary, your election to receive reports in paper may apply to all funds held through your financial intermediary. If you own shares of the Company directly, you may contact us at 1-844-810-6501.

Dear Fellow Stockholders:

We are pleased to provide you with the enclosed report of Eagle Point Credit Company Inc. (“we,” “us,” “our” or the “Company”) for the fiscal year ended December 31, 2019.

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve these objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) and may also invest in other securities or instruments that are related investments or that are consistent with our investment objectives. The Company has a long-term oriented investment philosophy and invests primarily with a buy-and-hold mentality, though from time to time we will sell investments in the secondary market.

While the CLO market continues to command increasing attention from investors, we believe the CLO market, and CLO equity in particular, remains inefficient and attractive. We firmly believe that in less efficient markets, specialization matters and the Company benefits from the investment experience of Eagle Point Credit Management LLC (our “Adviser”), which applies its proprietary, private equity style investment process. This process is focused on seeking to mitigate potential risks for the benefit of our stockholders.

As of December 31, 2019, our Adviser has approximately $2.9 billion of assets under management (inclusive of unfunded capital commitments). We believe the scale and experience of our Adviser in CLO investing provides the Company with meaningful advantages.

2019 saw the Federal Reserve cut interest rates three times, unemployment remaining near historic lows, geopolitical tensions lingering and the beginning of the quadrennial noise from the upcoming U.S. presidential election. As the current credit cycle enters its 11th year, default expectations hover at historic lows, with a growing consensus among market participants that a recession is less likely in 2020.

For the year ended December 31, 2019, the Company incurred a net decrease in net assets resulting from operations of $8.7 million, or $0.34 per weighted average common share1 (inclusive of unrealized gains and losses). This represents a loss on our common equity of approximately 1.59% during 2019.2 Performance was muted during 2019, related to a widening of market yields for CLO equity, resulting in a decline in many of the prices of the securities that we hold. Specifically, the loss adjusted yields on our equity portfolio increased approximately 640 bps from the second quarter to year end, ending 2019 at around 25.25%, which is a level not seen since mid-2016. However, the portfolio continued to generate consistent cash flows throughout 2019, and while the value of the portfolio declined as discount rates (yields) widened, we continue to believe our net asset value (“NAV”) remains cheap to its long-term fundamental value.

1 “Weighted average common share” is calculated based on the average daily number of shares of common stock outstanding during the period and “per common share” refers to per share of the Company’s common stock.

2 Return on our common equity reflects the Company’s monthly cumulative performance net of applicable expenses and fees measured against beginning capital adjusted for any common equity issued during the period.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	1

The weighted average effective yield (“WAEY”) of our CLO equity portfolio (excluding called deals) declined, moving from 13.40% as of December 31, 2018 to 10.36% at the end of 2019, as yields were adversely impacted by market fluctuation in loan prices during the quarter. Based on the Company’s effective yield policy, effective yields are recalibrated for each CLO equity position once a quarter on the payment month utilizing the projected cash flows for such month. As a result, the fourth quarter effective yields for the majority of the Company’s CLO equity positions were recast with month-end October 2019 cash flows, reflecting the lowest month-end point of loan prices during 2019.

Cash flows from our investment portfolio increased on a per share and an absolute basis, totaling $109.6 million during 2019, or $4.28 per weighted average common share (exclusive of cash flow from called investments), which compares to cash flow of $91.8 million, or $4.19 per weighted average common share, for 2018.

As CLO issuance remained strong in 2019, we opportunistically deployed capital into new investments with a higher WAEY than the WAEY of our CLO equity portfolio at the time of investment. We continue to believe those investments should generate additional value for our portfolio over the longer term.

When pursuing the Company’s investment objective, our Adviser considers the remaining weighted average reinvestment period of our CLO equity holdings with a view to maximize such period. As of December 31, 2019, almost all of the CLO equity positions held by the Company were in their reinvestment periods. In addition to making investments in newly issued CLOs (which often have five-year reinvestment periods), our Adviser also focused its attention in 2019 seeking to maximize value through actively managing and selectively resetting and refinancing CLOs in our portfolio.

Through a combination of our new investments and reset/refinancing activities, we maintained our focus on lengthening the weighted average reinvestment period of our CLO equity investment portfolio. During 2019, 3 of the Company’s CLOs were reset and 4 CLOs were refinanced. In a CLO reset, the CLO’s indenture, which sets forth the terms governing the CLO, is re-opened and such terms can be re-negotiated. Among other potential benefits, resetting a CLO renews and extends the reinvestment period of the CLO, often creating a new five year reinvestment period, versus a refinancing, where typically only spreads on the debt tranches are reduced, with few or no changes in document terms.

We believe the ability to lengthen the term of a CLO equity investment is a key benefit of the Company’s permanent structure and many limited life investment vehicles are not able to fully capture the value of this benefit.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	2

As a result of resetting or refinancing a CLO, there are one-time transaction costs (e.g., dealer fees, attorney fees and other related costs) which typically reduce the next equity distribution on a CLO. Wherever possible, our Adviser seeks to keep these costs to a minimum.

As of December 31, 2019, despite a year of time decay, the weighted average remaining reinvestment period of our CLO equity portfolio stands at 2.9 years. This compares to 3.4 years as of December 31, 2018. By taking a proactive approach to managing our investments, we have leveraged the deep investing experience of our Adviser to achieve attractive pricing and terms on these actions, providing us greater flexibility and leaving our CLOs well positioned to capitalize on future loan price volatility. In our view, the activities undertaken in this regard should ultimately produce greater cash flows from our CLO equity investments than had we not taken any action, thus generating additional value for our portfolio to the benefit of our stockholders.

We also continue to prudently manage the Company’s capital structure. During 2019, the Company continued to raise additional capital through our at-the-market program. These issuances were beneficial to the Company as shares were issued at a premium to NAV (accretive to NAV by $0.70 per share) with net proceeds utilized to, among other things, seek vintage period diversification within our investment portfolio.

Additionally, we redeemed half of our 7.75% Series A Term Preferred Stock due 2022 (the “Series A Term Preferred Stock”) during 2019, and in early 2020, redeemed the remaining shares. The redemption of the Series A Term Preferred Stock improved our leverage, eliminated one of our most expensive cost of financing and improved the weighted average maturity on our outstanding notes and preferred stock.

From December 31, 2018 through December 31, 2019, the Company’s NAV declined by 14.6%, from $12.40 per common share to $10.59 per common share. During the year, the Company declared and paid to common stockholders aggregate distributions totaling $2.40 per share of common stock.

As of January 31, 2020, management’s unaudited estimate of the range of the Company’s NAV per common share was between $11.16 and $11.26. The midpoint of this range represents an increase of 5.9% compared to the NAV per common share as of December 31, 2019.

As we look into 2020, we remain focused on the cash flow generation capacity of our investment portfolio and our Adviser continues to evaluate and pursue investment opportunities that it believes are attractive and sell securities when it believes there is particularly strong demand and pricing. We continue to believe it would be difficult to replicate our existing portfolio and the Company’s evergreen structure gives us a competitive advantage as we navigate potentially more volatile markets in 2020.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	3

Company Overview

Common Stock

The Company’s common stock trades on the New York Stock Exchange (“NYSE”) under the symbol “ECC.” As of December 31, 2019, the NAV per share of the Company’s common stock was $10.59. The trading price of our common stock may, and often does, differ from NAV per share. The closing price per share of our common stock was $14.61 on December 31, 2019, representing a 37.96% premium to NAV per share as of such date.3

From our IPO through December 31, 2019, our common stock has traded on average at a 13.7% premium to NAV. As of February 18, 2020, the closing price per share of common stock was $14.95, a premium of 33.36% compared to the midpoint of management’s unaudited and estimated NAV range of $11.16 to $11.26 as of January 31, 2020.

In connection with our at-the-market offering programs, the Company sold 5,279,110 shares of our common stock during the year ended December 31, 2019 for total net proceeds to the Company of approximately $86 million.

During 2019, the Company declared and paid to common stockholders aggregate distributions totaling $2.40 per share of common stock. This represents a 14.6% annualized distribution rate based on the average daily price of our common stock during the year ended December 31, 2019 of $16.42 per share. An investor who purchased common stock as part of our IPO in October 2014 at $20.00 per share has received total cash distributions of $12.80 per share since the IPO. A certain portion of these distributions was comprised of a return of capital.4

For the year ended December 31, 2019, the Company’s net investment income and net realized capital losses were, in the aggregate, $1.03 per weighted average common share, which was below the $2.40 per share in common distributions declared and paid during the year. The lower total was primarily attributable to lower GAAP portfolio yields on our CLO equity throughout the year, “cash drag” from common stock issuance and non-recurring charges related to the redemption of the Series A Term Preferred Stock and certain called and sold investments.

3 An investment company trades at a premium when the market price at which its shares trade is more than its net asset value per share. Alternatively, an investment company trades at a discount when the market price at which its shares trade is less than its net asset value per share.

4 To date, as noted on the Company’s website, a portion of certain such distributions has been estimated to be a return of capital.  The actual components of the Company's distributions for U.S. tax reporting purposes can only be finally determined as of the end of each fiscal year of the Company and are thereafter reported on Form 1099-DIV. For the fiscal period ending December 31, 2019, as reported on the Company’s 2019 Form 1099-DIV, distributions made by the Company were comprised of a return of capital, as calculated on a per share basis, of 41.7%.  A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Company’s investment performance and should not be confused with “yield” or “income”. Future distributions may consist of a return of capital. Not a guarantee of future distributions or yield.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	4

The Company remains highly focused on earning its regular common distribution over the long term through a combination of net investment income and net realized capital gains. While lower GAAP portfolio yields and other corporate activities have impacted our net investment income, as a reminder, when we determine our common distribution level, we also evaluate the cash flow we receive from the investments and our estimates for taxable income during each tax fiscal year. We want to highlight that it is taxable income that sets a floor on our common distribution, and that recurring cash flows from our investment portfolio continue to exceed our expenses and common distributions on a consistent basis.

To that end, each quarter since our IPO, quarterly cash flows from the investment portfolio have covered distributions on our common stock. These cash flows remained consistent in 2019, totaling $132.1 million, or $5.16 per weighted average common share. Excluding distributions from called investments, cash flows totaled $109.6 million during 2019, or $4.28 per weighted average common share.

We also want to highlight the Company’s dividend reinvestment plan for common stockholders. This plan allows common stockholders to have their distributions automatically reinvested into new shares of common stock. If the prevailing market price of our common stock exceeds our NAV per share by a certain margin as described in the plan, such reinvestment is at a discount to the prevailing market price. We encourage all common stockholders to carefully review the terms of the plan.

Other Securities

In addition to our common stock, the Company has three other securities which trade on the NYSE, which are summarized below:

Security	NYSE Symbol	Par Amount Outstanding	Rate	Payment Frequency	Callable	Maturity
7.75% Series B Term Preferred Stock due 2026 (“Series B Term Preferred Stock”)	ECCB	$47.1 million	7.75%	Monthly	October 2021	October 2026
6.75% Notes due 2027 (“ECCY Notes”)	ECCY	$31.6 million	6.75%	Quarterly	September 2020	September 2027
6.6875% Notes due 2028 (“ECCX Notes”)	ECCX	$67.3 million	6.6875%	Quarterly	April 2021	April 2028

During 2019, we redeemed 909,000 shares of our Series A Term Preferred Stock, which represented half of the outstanding shares of our Series A Term Preferred Stock, and later announced the redemption of the remaining Series A Term Preferred Stock shares (which was completed on January 31, 2020). The redemptions were driven by our desire to return leverage closer to the midpoint of the 25% to 35% range of total assets in which management expects the Company to operate under normal market conditions, as well as eliminating one of our most expensive cost of financing. After giving effect to the redemptions, the weighted average maturity on our outstanding notes and preferred stock currently stands at 7.7 years. As a reminder, all of our financing is fixed rate, which provides us with added certainty should the rate environment shift upward again.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	5

As of December 31, 2019, we had debt and preferred securities outstanding which totaled approximately 35.9% of our total assets (less current liabilities). After giving effect to the redemption of the Series A Term Preferred Stock and the issuance of approximately 1.1 million shares of common stock pursuant to the Company’s “at-the-market” program from January 1, 2020 through February 18, 2020, the Company’s pro forma leverage ratio, based on the Company’s total assets as of December 31, 2019, is approximately 31.5%, which is consistent with management’s expectations to operate the Company generally with leverage within a range of 25% to 35% of total assets under current market conditions.

Monthly Common Distributions

The Company declared twelve monthly distributions of $0.20 per share of common stock from January 2019 through December 2019 and paid a cumulative $2.40 per share of common stock in 2019.5 We intend to continue declaring monthly distributions on shares of our common stock, although we note that the actual components and amount of such distributions are subject to variation over time.

Portfolio Overview

2019 Portfolio Update

Our portfolio continues to generate consistent cash flows. During the year ended December 31, 2019, the Company received cash distributions from our portfolio of $132.1 million, or approximately $5.16 per weighted average common share. Excluding distributions from called investments, cash flows totaled $109.6 million during 2019, or $4.28 per weighted average common share.

During the year ended December 31, 2019, the Company made 29 new CLO equity and debt investments with total purchase proceeds of approximately $131.5 million. The Company also opportunistically sold 13 CLO equity and debt investments, generating aggregate sales proceeds of approximately $25.0 million. While in general the Company operates with a buy-and-hold approach, many of these sales were typically focused on harvesting gains from opportunistic investments that the Company made last year and earlier this year in the secondary market at discounted prices. The proceeds from sales were typically earmarked for new purchases in the primary market.

5 A portion of certain such distributions has been estimated to be a return of capital. See also footnote 4.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	6

While spread compression abated in 2019, spreads have yet to considerably widen, which continues to have an impact on the portfolio. However, our recent investments continued to have a WAEY above the WAEY of our overall portfolio at the time of investment. We believe our proactive refinance/reset activity in past years should also enhance our WAEY over the longer term. As of December 31, 2019, the WAEY on our CLO equity portfolio (excluding called CLOs) was 10.36%, compared to 13.40% as of December 31, 2018. Importantly, we highlight the Company’s effective yields include an allowance for future credit losses.

Our Adviser continues to seek attractive investment opportunities on our behalf and evaluate a number of opportunities both in the primary and secondary markets. Maintaining varied exposure to CLO vintage periods remains a very important part of our investment approach.

Included within the enclosed report, you will find detailed portfolio information, including certain look-through information related to the underlying collateral characteristics of the CLO equity and other unrated investments that we held as of December 31, 2019.

Market Overview

Loan Market

Overall, 2019 delivered strong returns across most major asset classes. The Credit Suisse Leverage Loan Index6 (“CSLLI”), which is a broad index followed by many tracking the corporate loan market, generated a return of 8.17%. This was the 26th year of positive total returns for the CSLLI in its 28 years of existence.

For 2019, the S&P 500 Index and Merrill Lynch High Yield Master II Index7 (“MLHYI”) generated returns of 31.49% and 14.41%, respectively.

The retreat of retail investors from corporate loan ETFs and mutual funds that began in the fourth quarter of 2018 continued through 2019, albeit at a more measured pace. According to J.P. Morgan8, retail loan funds experienced over $53.4 billion of net outflows since November 2018. For 2019, mutual funds and ETFs pulled $38.1 billion from the asset class, partially attributable to investor concerns related to interest rate policy. As the demand for floating rate exposure declined, U.S. high yield funds saw a net inflow of $18.8 billion for 2019.

6 The CSLLI tracks the investable universe of the US dollar-denominated leveraged loan market. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.

7 The Merrill Lynch US High Yield Master II Index tracks the performance of US dollar-denominated below investment grade corporate debt publicly issued in the US domestic market.

8 JPMorgan Chase & Co. North American Credit Research – JPM High Yield and Leveraged Loan Research (cumulative 2019 reports).

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	7

According to S&P Capital IQ, total institutional loan issuance was $309.4 billion, down 29% from 2018, while total institutional loans outstanding stood at $1.2 trillion as of December 31, 2019. When evaluating the growth of corporate credit, we believe it is more important to look at the net change in outstandings, rather than just the gross issuance number, which unto itself ignores loan repayments and other factors. During 2019, the loan market grew 4% from the $1.15 trillion outstanding as of December 31, 2018.

Corporate fundamentals remained strong throughout 2019, in the aggregate. For many corporate borrowers in the leveraged loan market, both top-line revenue and EBITDA grew during 2019, though at a slower pace than 2018.

Interest coverage ratios remain strong and many corporate borrowers over the last several years were able to take advantage of the strong demand for loans and more flexible terms to refinance their existing debt. They were also able to extend loan maturity dates. Currently, the maturity wall is concentrated in 2023 and later.9 Only 9.9% of the loans in our underlying loan portfolio mature prior to 2023.

The par-weighted default rate finished 2019 at 1.39%, falling from 1.63% at the end of 2018 and significantly lower than the 2.9 long-term default rate, according to S&P LCD. As of 2019, our exposure to defaulted loans was only 0.69%. With approximately 86% of the loan market now covenant-lite, and general fundamentals of corporate borrowers solid in the aggregate, we expect the loan default rate to remain low in the near-to-medium term.

In general, we do not view covenant-lite as entirely negative for the CLO market.  Under covenant-lite arrangements, we expect there will be fewer corporate defaults, and of those companies that do default, they are likely to do so later than they would have otherwise done.  As we have mentioned in the past, we believe this is generally positive for both CLO debt and equity investors, as current interest from the loans continues to get paid (and thus our visibility into the strong cash flow generating capacity of the CLOs remains high).  However, we do anticipate that when defaults do occur, they will likely result in lower recoveries than in the past.

Throughout 2019, the risks of credit migration in the US broadly syndicated loan market garnered an increasing amount of attention.  For CLOs, the threat of potential rating downgrades (and defaults) highlights an important CLO metric: the junior overcollateralization (“OC”) cushion.  CLOs have a specific threshold (typically 7.5%) of CCC-rated loans they can hold before the overcollateralization test is adversely impacted through haircuts on CCC loans that exceed the specified threshold.  If the OC numerator drops too much, distributions to equity tranches, and potentially junior CLO debt tranches, could be suspended until the OC test is cured with those cashflows redirected to pay the CLO’s debt.

9 Nomura – 2020 CLO Outlook Securitized Products Research report.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	8

While the 7.5% threshold, common in many CLOs, attracts a significant amount of attention, it is very important to understand that the consequence for exceeding that limit is a haircut to the numerator of the OC test and does not require a CLO to sell any loans.  We have lost track of the number of times that we heard market nay-sayers cite a “forced sale” requirement for excess CCCs in CLOs.  Be assured that there is no such requirement in any CLO we own, nor are such provisions conventional in the market.

Even more importantly, these overcollateralization tests matter only four days a year in a CLO – on the quarterly payment determination date for each CLO.  The other 361 days of the year, the test has no consequence and collateral managers are free to manage their loan portfolios in accordance with the terms of the CLO.  In our experience, if a CLO were at risk of failing a test, the fact that the OC tests are only measured quarterly typically provides ample runway to make adjustments in a portfolio to potentially cure the test before the next determination date.  In fact, according to a study from Wells Fargo, many CLOs issued before the financial crisis never missed a payment to any debt class – or even the equity class.

Our portfolio’s junior OC cushion as of December 31, 2019 is 3.86%. To put it in better perspective, with an approximate 4% OC cushion, on average, roughly 7% of the underlying loan portfolios could default at a 50% recovery, and cash flows would not be cut off to the equity tranche. Perhaps more relevant in the backdrop of credit migration fears, with a current weighted average CCC concentration of 5.3%, our portfolio could withstand approximately 11% of ratings downgrades (to CCC) before cash flows would be discontinued, assuming collateral managers take no other steps to manage a given CLO’s structure.

In our opinion, the importance of partnering with high quality CLO collateral managers continues to be essential and a key tenet of our investment process. We believe a challenged environment would only magnify the importance of CLO collateral manager selection and surveillance. For example, a CLO collateral manager can improve their OC cushion by making relative value trades as loans trade down. We believe that only a select few CLO collateral managers truly possess this understanding and skill set.

CLO Market

After strong performance in early 2019 across the CLO market, a divergence based on credit quality emerged during 2019, as high and low quality assets became increasingly bifurcated. “Idiosyncratic risk” became a common term heard across the CLO market, as credits rated B3/B- or lower faced increased attention, and investors exhibited a preference for higher quality issuers. This trend reversed itself late in the year, with many investors believing the selloff in B3/B- loans was overdone.

The weighted average cost of capital for CLOs remained relatively steady throughout 2019. According to S&P LCD, CLO AAA spreads ended 2019 at 134 basis points. For reference, the first quarter of 2019 ended with an AAA average spread of 137 basis points. However, CLO liabilities lagged the recovery of loan prices on the year, which increased by over 2.4% in 2019. More recently, in early 2020, we’ve seen tightening for most classes of CLO debt versus year-end levels.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	9

One of the largest investors in CLO AAAs largely stopped investing in CLOs during the second quarter of 2019. While many expected the exit of a prominent overseas bank to have an adverse effect on AAA spreads, the event instead resulted in a tightening of the AAA tranche as U.S. investors, largely banks and insurers, stepped in with size and competition. We would note that we are not aware of any default on a AAA-rated tranche of any U.S. CLO security ever.

2019 was another strong year for CLO issuance. According to S&P Capital IQ, total new US CLO issuance in 2019 was $118 billion, moderately above Eagle Point’s expectations, with a modest 8% decline from 2018’s record-breaking $129 billion of new issuance.

During the year, we saw an expected decline in volume in refinancing and resets, as many deals exiting their non-call periods remained in-the-money as to their debt costs and as a result, a refinancing proved uneconomical at current levels. In other words, the median liability costs of these deals are lower than the current liability costs available in the new issue market, and thus a refinancing would not result in any savings. In total, reset volume for 2019 was $18.2 billion and refinancing volume was $25.0 billion. With recent spread tightening so far in 2020, we have seen a pick up in refinancing and reset activity.

According to S&P Capital IQ, 108 CLO collateral managers in the US issued CLOs in 2019. This compares to 106 issuers in 2018. While there is sometimes attention given to there being “many new collateral managers” or a “wave of collateral manager consolidation,” in our view, both of those themes are typically overblown. While invariably some firms that issued CLOs in 2019 won’t issue in 2020 and we expect several to issue in 2020 that didn’t issue in 2019, the aggregate number of CLO issuers in any given year hasn’t changed significantly over the past five years.

As we look forward into 2020, our Adviser expects approximately $100 billion of primary CLO issuance, along with approximately $20 billion of resets and $30 billion of refinancing transactions.

LIBOR Transition Update

LIBOR’s replacement as a base rate for the credit and derivatives markets has been considered an inevitability by many for some time, even before the UK Financial Conduct Authority cessation announcement in mid-2017. To that end, the Alternative Reference Rates Committee (“ARRC”) of the Federal Reserve developed the Secured Overnight Financing Rate, or “SOFR,” along with procedures for an orderly transition from LIBOR and is working along with the Loan Syndications and Trading Association (“LSTA”) and market participants to implement replacement procedures across asset classes, prior to the 2021 shift.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	10

SOFR, now published for more than eighteen months, is being adopted more broadly across the market today. Indeed, since the rate began being published, billions of dollars of new securities have been issued that reference it. However, the LSTA noted this past summer that the corporate loan market is lagging when compared to other fixed income asset classes in adopting the LSTA-approved replacement language. The good news is, more recently, we are seeing an acceleration in SOFR issuance across fixed income asset classes. This pace should begin to minimize concerns regarding potential asset/liability mismatches, as ensuring this market fully cooperates has become more of the LSTA’s focus.

We (along with other market participants) are focused on the LIBOR replacement language for CLO debt tranches. Our recent CLO investments typically require that the CLO collateral manager implement a replacement base rate that the market accepts, as the replacement for LIBOR (inclusive of any market standard adjustments) upon a disruption or discontinuation of LIBOR. Without debt or equity consents, the CLO collateral manager is typically limited to selecting a base rate that is typically (i) recommended by the ARRC and LSTA and/or (ii) used by the majority of the leverage loans owned by the CLO. We believe our relationships and protective language should help us manage the transition in an orderly and beneficial fashion.

We generally expect a uniform transition across investments when LIBOR cessation is officially announced.

Subsequent Developments

In the period from January 1, 2020 through February 18, 2020, the Company issued 1,107,612 shares of our common stock pursuant to the “at-the-market” offering, for total net proceeds to the Company of approximately $16.3 million.

Management’s unaudited estimate of the range of the Company’s NAV per share of common stock was between $11.16 and $11.26 as of January 31, 2020. The midpoint of this range represents an increase of 5.9% compared to the NAV per common share as of December 31, 2019.

On January 2, 2020, the Company declared three separate distributions of $0.20 per share on its common stock. The first distribution was paid on January 31, 2020 to holders of record on January 13, 2020. The additional distributions are payable on each of February 28, 2020 and March 31, 2020 to holders of record on February 12, 2020 and March 12, 2020, respectively.

On January 2, 2020, the Company declared three separate distributions of $0.161459 per share on shares of the Company’s Series B Term Preferred Stock. The first distribution was paid on January 31, 2020 to holders of record on January 13, 2020. The additional distributions are payable on each of February 28, 2020 and March 31, 2020 to holders of record on February 12, 2020 and March 12, 2020, respectively.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	11

On January 31, 2020, the Company redeemed all of the remaining outstanding shares of the Company’s 7.75% Series A Term Preferred Stock due 2022. The redemption price per share of the Series A Term Preferred Stock was $25 per share, plus $0.161459 in accrued and unpaid dividends and distributions on each share accumulated to (but excluding) January 31, 2020. As a result of the redemption, the Series A Term Preferred Stock was delisted from the NYSE.

In the period from January 1, 2020 through February 18, 2020, the Company received cash distributions on its investment portfolio of $25.8 million. During that same period, the Company made gross new investments totaling $6.0 million. As of February 18, 2020, the Company had $53.5 million of cash available for investment.

Additional Information

In addition to the Company’s regulatory requirement to file certain quarterly and annual portfolio information as described further in the enclosed report, the Company makes a monthly estimate of NAV and certain additional financial information available to investors via our website (www.eaglepointcreditcompany.com). This information includes (1) an estimated range of the Company’s net investment income and realized capital gains or losses per share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s NAV per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s net investment income and realized capital gains or losses per share for the applicable quarter, if available.

We appreciate the trust and confidence our stockholders have placed in the Company.

Thomas Majewski

Chief Executive Officer

This letter is intended to assist stockholders in understanding the Company’s performance during the twelve months ended December 31, 2019. The views and opinions in this letter were current as of February 18, 2020. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Company undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this stockholder letter and you should not consider information contained on our website to be part of this stockholder letter or any other report we file with the Securities and Exchange Commission.

Past performance is not indicative of, or a guarantee of, future performance.

Not Part of the Annual Report	12

Page Intentionally Left Blank

Eagle Point Credit Company Inc.

Annual Report – December 31, 2019

Please see footnote disclosures on page 3.	1

Important Information

This report is transmitted to the stockholders of Eagle Point Credit Company Inc. (“we”, “us”, “our” or the “Company”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Credit Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of December 31, 2019. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither the Adviser nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

About Eagle Point Credit Company Inc.

The Company is a non-diversified, closed-end management investment company. The Company’s investment objectives are to generate high current income and capital appreciation primarily through investment in equity and junior debt tranches of CLOs.  The Company is externally managed and advised by Eagle Point Credit Management LLC. The Company makes certain unaudited portfolio information available each month on its website in addition to making certain other unaudited financial information available on its website (www.eaglepointcreditcompany.com). This information includes (1) an estimated range of the Company’s net investment income (“NII”) and realized capital gains or losses per weighted average share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s NAV per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s NII and realized capital gains or losses for the applicable quarter, if available.

Information contained on our website is not incorporated by reference into this Annual Report and you should not consider information contained on our website to be part of this Annual Report or any other report we file with the SEC.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Notes

[1]	The summary of portfolio investments shown is based on the estimated fair value of the underlying positions as of December 31, 2019.
[2]	The information presented herein is on a look-through basis to the collateralized loan obligation, or “CLO”, equity and related investments (i.e. loan accumulation facilities) held by the Company as of December 31, 2019 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to December 2019 and from custody statements and/or other information received from CLO collateral managers and other third party sources. Information relating to the market price of underlying collateral is as of month end; however, with respect to other information shown, depending on when such information was received, the data may reflect a lag in the information reported. As such, while this information was obtained from third party data sources, December 2019 trustee reports and similar reports, other than market price, it does not reflect actual underlying portfolio characteristics as of December 31, 2019 and this data may not be representative of current or future holdings. The weighted average remaining reinvestment period information is based on the fair value of CLO equity investments held by the Company as of December 31, 2019.
[3]	We obtain exposure in underlying senior secured loans indirectly through CLOs and related investments.
[4]

Credit ratings shown are based on those assigned by Standard & Poor’s Rating Group, or “S&P,” or, for comparison and informational purposes, if S&P does not assign a rating to a particular obligor, the weighted average rating shown reflects the S&P equivalent rating of a rating agency that rated the obligor provided that such other rating is available with respect to a CLO equity or related investment held by us. In the event multiple ratings are available, the lowest S&P rating, or if there is no S&P rating, the lowest equivalent rating, is used. The ratings of specific borrowings by an obligor may differ from the rating assigned to the obligor and may differ among rating agencies. For certain obligors, no rating is available in the reports received by the Company. Such obligors are not shown in the graphs and, accordingly, the sum of the percentages in the graphs may not equal 100%. Ratings below BBB- are below investment grade. Further information regarding S&P’s rating methodology and definitions may be found on its website (www.standardandpoors.com). This data includes underlying portfolio characteristics of the Company’s CLO equity and loan accumulation facility portfolio.

[5]	Industry categories are based on the S&P industry categorization of each obligor as reported in CLO trustee reports to the extent so reported. Certain CLO trustee reports do not report the industry category of all of the underlying obligors and where such information is not reported, it is not included in the summary look-through industry information shown. As such, the Company’s exposure to a particular industry may be higher than that shown if industry categories were available for all underlying obligors. In addition, certain underlying obligors may be re-classified from time to time based on developments in their respective businesses and/or market practices. Accordingly, certain underlying borrowers that are currently, or were previously, summarized as a single borrower in a particular industry may in current or future periods be reflected as multiple borrowers or in a different industry, as applicable.
[6]	Certain CLO trustee reports do not provide the industry classification for certain underlying obligors. These obligors are not summarized in the look-through industry data shown; if they were reflected, they would represent 4.0%.

Summary of Certain Unaudited Portfolio Characteristics

The information presented below is on a look–through basis to the collateralized loan obligation, or “CLO”, equity and related investments held by the Company as of December 31, 2019 (except as otherwise noted) and reflects the aggregate underlying exposure of the Company based on the portfolios of those investments. The data is estimated and unaudited and is derived from CLO trustee reports received by the Company relating to December 2019 and from custody statements and/or other information received from CLO collateral managers, or other third party sources.

Summary of Portfolio Investments (as of 12/31/2019)[1]

Summary of Underlying Portfolio Characteristics (as of 12/31/2019)[2]
Number of Unique Underlying Obligors	1,541
Largest Exposure to an Individual Obligor	0.93%
Average Individual Obligor Exposure	0.06%
Top 10 Obligors Exposure	5.97%
Currency: USD Exposure	99.62%
Aggregate Indirect Exposure to Senior Secured Loans[3]	97.93%
Weighted Average Junior OC Cushion	3.86%
Weighted Average Market Value of Collateral	96.59%
Weighted Average Stated Spread	3.61%
Weighted Average Rating[4]	B+/B
Weighted Average Maturity	4.9 years
Weighted Average Remaining CLO Reinvestment Period	2.9 years

The top ten underlying obligors on a look-through basis to the Company’s CLO equity and other unrated investments as of December 31, 2019 are provided below:

Top 10 Underlying Obligors[2]

Obligor	% of Total
Altice	0.9%
Asurion	0.7%
American Airlines Inc	0.7%
TransDigm	0.6%
CenturyLink	0.6%
Dell Inc	0.5%
Micro Focus	0.5%
Bass Pro Group LLC	0.5%
Envision Healthcare Holdings	0.4%
Numericable	0.4%
Total	6.0%

The top ten industries of the underlying obligors on a look-through basis to the Company’s CLO equity and other unrated investments as of December 31, 2019 are provided below:

Top 10 Industries of Underlying Obligors[2,5,6]

Industry	% of Total
Technology	10.7%
Health Care	8.7%
Publishing	7.1%
Telecommunications	5.6%
Financial Intermediaries	5.2%
Lodging & Casinos	5.0%
Commercial Services & Supplies	5.0%
Building & Development	3.7%
Chemicals & Plastics	3.3%
Electronics/Electrical	3.0%
Total	57.1%

The credit ratings distribution of the underlying obligors on a look-through basis to the Company’s December 31, 2019 is provided below:

The maturity distribution of the underlying obligors on a look-through basis to the Company’s CLO equity and other unrated investments as of December 31, 2019 is provided below:

Consolidated Financial Statements for the Year Ended
December 31, 2019 (Audited)

Eagle Point Credit Company Inc. & Subsidiaries
Consolidated Statement of Assets and Liabilities
As of December 31, 2019
(expressed in U.S. dollars)

ASSETS
Investments, at fair value (cost $572,150,476)	$428,739,053
Cash and cash equivalents	32,869,026
Interest receivable	12,374,474
Prepaid expenses	425,776
Receivable for shares of common stock issued pursuant to the Company's dividend reinvestment plan	355,384
Total Assets	474,763,713

LIABILITIES

6.6875% Unsecured Notes due 2028, at fair value under the fair value option (aggregate principal amount of $67,277,675) (Note 7)	69,200,202

7.75% Series A Term Preferred Stock due 2022 (Note 6):
7.75% Series A Term Preferred Stock due 2022 (909,000 shares outstanding)	22,725,000
Unamortized deferred issuance costs associated with 7.75% Series A Term Preferred Stock due 2022	(457,467)
Net 7.75% Series A Term Preferred Stock due 2022 less associated unamortized deferred issuance costs	22,267,533

7.75% Series B Term Preferred Stock due 2026 (Note 6):
7.75% Series B Term Preferred Stock due 2026 (1,884,726 shares outstanding)	47,118,150
Unamortized deferred issuance costs associated with 7.75% Series B Term Preferred Stock due 2026	(1,887,953)
Net 7.75% Series B Term Preferred Stock due 2026 less associated unamortized deferred issuance costs	45,230,197

6.75% Unsecured Notes due 2027 (Note 7):
6.75% Unsecured Notes due 2027	31,625,000
Unamortized deferred issuance costs associated with 6.75% Unsecured Notes due 2027	(1,073,900)
Net 6.75% Unsecured Notes due 2027 less associated unamortized deferred issuance costs	30,551,100

Incentive fee payable	2,077,531
Management fee payable	1,589,018
Professional fees payable	211,000
Directors' fees payable	165,626
Administration fees payable	148,329
Tax expense payable	28,000
Other expenses payable	22,317
Total Liabilities	171,490,853

COMMITMENTS AND CONTINGENCIES (Note 9)

NET ASSETS applicable to 28,632,119 shares of $0.001 par value common stock outstanding	$303,272,860

NET ASSETS consist of:
Paid-in capital (Note 5)	$452,761,950
Aggregate distributable earnings (losses)	(148,419,978)
Accumulated other comprehensive income (loss)	(1,069,112)
Total Net Assets	$303,272,860
Net asset value per share of common stock	$10.59

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of December 31, 2019

(expressed in U.S. dollars)

Issuer (1)	Investment (2)	Acquisition Date (3)	Principal Amount	Cost	Fair Value (4)	% of Net Assets
CLO Debt (5)
Avery Point V CLO, Limited	CLO Secured Note - Class E (6.90% due 07/17/26)	06/08/18	$3,950,000	$3,851,826	$3,017,405	0.99%
Avery Point V CLO, Limited	CLO Secured Note - Class F (7.50% due 07/17/26)	06/06/18	875,500	814,295	568,024	0.19%
CIFC Funding 2015-III, Ltd.	CLO Secured Note - Class F-R (8.77% due 04/19/29)	02/23/18	2,450,000	2,366,085	2,090,830	0.69%
Cutwater 2015-I, Ltd.	CLO Secured Note - Class E-R (7.95% due 01/15/29)	10/15/18	2,756,250	2,712,963	2,252,408	0.74%
Dryden 53 CLO, Ltd.	CLO Secured Note - Class F (9.50% due 01/15/31)	11/28/17	830,000	806,052	722,515	0.24%
Flagship CLO VIII, Ltd.	CLO Secured Note - Class F-R (7.84% due 01/16/26)	01/18/18	8,000,000	7,865,823	6,328,000	2.09%
HarbourView CLO VII-R, Ltd.	CLO Secured Note - Class F (10.27% due 07/18/31)	05/17/18	733,333	691,360	558,433	0.18%
JFIN CLO 2013 Ltd.	CLO Secured Note - Class B (4.97% due 01/20/25)	11/22/19	4,750,000	4,752,767	4,750,000	1.57%
JFIN CLO 2013 Ltd.	CLO Secured Note - Class C (5.72% due 01/20/25)	11/22/19	4,650,000	4,652,797	4,650,000	1.53%
Marathon CLO VII Ltd.	CLO Secured Note - Class D (7.34% due 10/28/25)	02/08/18	2,930,637	2,884,285	2,110,059	0.70%
Marathon CLO VIII Ltd.	CLO Secured Note - Class D-R (8.44% due 10/18/31)	08/14/18	4,150,000	4,073,316	3,071,415	1.01%
Marathon CLO XI Ltd.	CLO Secured Note - Class D (7.47% due 04/20/31)	02/06/18	1,650,000	1,650,000	1,205,985	0.40%
Octagon Investment Partners 27, Ltd.	CLO Secured Note - Class F-R (9.85% due 07/15/30)	07/05/18	900,000	841,860	794,700	0.26%
OZLM XXII, Ltd.	CLO Secured Note - Class D (7.30% due 01/17/31)	02/05/18	900,000	896,084	790,830	0.26%
Steele Creek CLO 2019-1, Ltd.	CLO Secured Note - Class E (9.01% due 04/15/32)	03/22/19	2,810,000	2,698,781	2,725,700	0.90%
THL Credit Wind River 2014-2 CLO Ltd.	CLO Secured Note - Class F-R (9.87% due 01/15/31)	12/21/17	330,000	309,268	266,607	0.09%
Zais CLO 3, Limited	CLO Secured Note - Class DR (8.91% due 07/15/31)	06/22/18	1,850,000	1,807,870	1,424,315	0.47%
				43,675,432	37,327,226	12.31%
CLO Equity (6)(7)
ALM VIII, Ltd.	CLO Preferred Shares (estimated yield of 0.00% due 10/20/28) (8) (9)	06/02/16	8,725,000	4,729,911	2,205,529	0.73%
Apidos CLO XIV	CLO Subordinated Note (estimated yield of 0.00% due 04/15/25) (10)	06/06/14	11,177,500	641,653	502,988	0.17%
Ares XXXIX CLO Ltd.	CLO Subordinated Note (estimated yield of 11.94% due 04/18/31)	06/22/16	4,521,000	3,221,644	2,728,753	0.90%
Ares XLI CLO Ltd.	CLO Income Note (estimated yield of 5.95% due 01/15/29) (8)	11/29/16	19,470,000	14,834,560	10,507,806	3.46%
Ares XLIII CLO Ltd.	CLO Income Note (estimated yield of 7.25% due 10/15/29) (8)	04/04/17	20,100,000	15,833,534	11,285,573	3.72%
Ares LI CLO Ltd.	CLO Income Note (estimated yield of 14.01% due 04/15/31) (8)	01/25/19	13,400,000	10,558,163	9,423,181	3.11%
Atrium XI	CLO Subordinated Note (estimated yield of 0.00% due 10/23/25) (10)	02/07/17	5,903,000	117,642	88,545	0.03%
Avery Point V CLO, Limited	CLO Income Note (estimated yield of 0.00% due 07/17/26) (9)	10/16/14	13,687,500	4,558,912	136,875	0.05%
Bain Capital Credit CLO 2016-2, Limited	CLO Income Note (estimated yield of 0.71% due 01/15/29) (8) (11)	11/30/16	16,700,000	12,119,163	7,361,105	2.43%
Barings CLO Ltd. 2018-I	CLO Income Note (estimated yield of 12.10% due 04/15/31) (8)	02/23/18	20,808,000	16,686,074	13,507,805	4.45%
Barings CLO Ltd. 2019-I	CLO Income Note (estimated yield of 17.46% due 04/15/31) (8)	02/12/19	11,150,000	8,856,430	8,704,446	2.87%
Barings CLO Ltd. 2019-II	CLO Income Note (estimated yield of 16.00% due 04/15/31) (8)	03/15/19	14,450,000	10,971,771	10,263,754	3.38%
Battalion CLO IX Ltd.	CLO Income Note (estimated yield of 14.97% due 07/15/31) (8)	07/09/15	17,784,935	13,093,599	11,390,332	3.76%
Birchwood Park CLO, Ltd.	CLO Income Note (estimated yield of 0.00% due 07/15/26) (10)	05/23/17	1,575,000	121,183	110,250	0.04%
BlueMountain CLO 2013-2, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 10/22/30) (9)	10/21/14	5,000,000	3,115,041	1,225,000	0.40%
Bowman Park CLO Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 11/23/25) (9)	10/29/15	8,180,000	3,823,684	2,167,700	0.71%
Bristol Park CLO, Ltd.	CLO Income Note (estimated yield of 4.35% due 04/15/29) (8) (11)	11/01/16	34,250,000	24,940,366	16,407,154	5.41%
Carlyle Global Market Strategies CLO 2014-5, Ltd.	CLO Subordinated Note (estimated yield of 18.65% due 07/15/31)	06/02/16	8,300,000	3,971,111	3,257,114	1.07%
Carlyle US CLO 2017-4, Ltd.	CLO Income Note (estimated yield of 12.68% due 01/15/30)	10/13/17	7,874,061	6,074,126	4,648,280	1.53%
CIFC Funding 2013-II, Ltd.	CLO Income Note (estimated yield of 15.05% due 10/18/30) (8)	06/06/14	17,265,625	7,449,706	6,529,858	2.15%
CIFC Funding 2014, Ltd.	CLO Income Note (estimated yield of 12.64% due 01/18/31) (8)	06/06/14	16,033,750	8,780,113	7,425,716	2.45%
CIFC Funding 2014-III, Ltd.	CLO Income Note (estimated yield of 12.46% due 10/22/31)	02/17/15	19,725,000	10,068,596	8,451,645	2.79%
CIFC Funding 2014-IV-R, Ltd.	CLO Income Note (estimated yield of 8.58% due 10/17/30)	08/05/14	7,500,500	4,118,129	2,757,708	0.91%
CIFC Funding 2015-III, Ltd.	CLO Income Note (estimated yield of 15.22% due 04/19/29) (8)	06/23/15	9,724,324	5,817,225	4,932,377	1.63%
CIFC Funding 2019-III, Ltd.	CLO Subordinated Note (estimated yield of 13.22% due 07/16/32)	04/18/19	2,875,000	2,300,000	1,975,743	0.65%
CIFC Funding 2019-IV, Ltd.	CLO Income Note (estimated yield of 15.16% due 07/15/32) (8)	06/07/19	14,000,000	11,207,776	10,889,431	3.59%
Cutwater 2015-I, Ltd.	CLO Income Note (estimated yield of 15.54% due 01/15/29) (8)	05/01/15	31,100,000	17,521,604	11,331,979	3.74%
Dewolf Park CLO, Ltd.	CLO Income Note (estimated yield of 10.72% due 10/15/30) (8)	08/10/17	7,700,000	6,069,561	4,819,927	1.59%
Dryden 53 CLO, Ltd.	CLO Income Note (estimated yield of 15.28% due 01/15/31)	11/28/17	7,684,999	5,704,536	5,013,636	1.65%
Dryden 56 Euro CLO 2017 B.V. (12)	CLO Subordinated Note (estimated yield of 16.16% due 01/15/32)	11/02/17	1,675,000	1,644,101	1,452,319	0.48%
Dryden 66 Euro CLO 2018 B.V. (12)	CLO Subordinated Note (estimated yield of 15.06% due 01/18/32)	11/08/18	1,025,000	1,002,388	891,235	0.29%
Dryden 68 CLO, Ltd.	CLO Income Note (estimated yield of 14.81% due 07/15/49) (8)	05/30/19	13,150,000	10,433,319	9,584,956	3.16%
Flagship CLO VIII, Ltd.	CLO Income Note (estimated yield of 0.00% due 01/16/26) (8) (9)	10/02/14	27,360,000	10,501,540	1,368,000	0.45%
Halcyon Loan Advisors Funding 2014-3, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 10/22/25) (9)	09/12/14	5,750,000	2,557,502	57,500	0.02%
HarbourView CLO VII-R, Ltd.	CLO Subordinated Note (estimated yield of 17.19% due 07/18/31)	09/29/17	1,100,000	408,039	239,663	0.08%
Madison Park Funding VIII, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 04/22/22) (10)	08/18/16	9,050,000	41,365	22,625	0.01%
Madison Park Funding XXI, Ltd.	CLO Subordinated Note (estimated yield of 10.97% due 07/25/29)	08/22/16	4,150,000	2,736,536	2,218,497	0.73%
Madison Park Funding XXII, Ltd.	CLO Subordinated Note (estimated yield of 5.89% due 10/25/29)	10/30/18	6,327,082	5,005,586	4,060,233	1.34%
Madison Park Funding XXXII, Ltd.	CLO Subordinated Note (estimated yield of 15.28% due 01/22/48)	10/08/19	7,200,000	4,843,257	5,122,139	1.69%
Madison Park Funding XL, Ltd.	CLO Subordinated Note (estimated yield of 8.60% due 02/28/47)	06/02/16	10,960,000	6,391,026	5,432,831	1.79%
Madison Park Funding XLIV, Ltd.	CLO Subordinated Note (estimated yield of 13.98% due 01/23/48)	11/16/18	10,279,000	6,951,261	6,764,234	2.23%
Marathon CLO VI Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 05/12/28) (9)	06/06/14	6,375,000	2,752,011	1,020,000	0.34%
Marathon CLO VII Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 10/28/25) (9)	10/30/14	10,526,000	4,875,495	210,520	0.07%
Marathon CLO VIII Ltd.	CLO Income Note (estimated yield of 11.65% due 10/18/31)	06/16/15	16,333,000	10,332,509	6,463,085	2.13%
Marathon CLO X Ltd.	CLO Subordinated Note (estimated yield of 0.47% due 11/15/29)	08/09/17	2,550,000	1,880,682	955,144	0.31%
Marathon CLO XI Ltd.	CLO Subordinated Note (estimated yield of 12.92% due 04/20/31)	02/06/18	2,075,000	1,755,242	1,243,909	0.41%
Marathon CLO XII Ltd.	CLO Subordinated Note (estimated yield of 13.24% due 04/18/31)	09/06/18	4,500,000	3,904,563	2,915,349	0.96%

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of December 31, 2019

(expressed in U.S. dollars)

Issuer (1)	Investment (2)	Acquisition Date (3)	Principal Amount	Cost	Fair Value (4)	% of Net Assets
CLO Equity (6)(7)
Octagon Investment Partners XIV, Ltd.	CLO Income Note (estimated yield of 1.36% due 07/15/29)	06/06/14	$4,037,500	$2,112,782	$1,466,005	0.48%
Octagon Investment Partners XIV, Ltd.	CLO Subordinated Note (estimated yield of 1.36% due 07/15/29) (8)	06/06/14	16,534,625	10,554,847	6,541,495	2.16%
Octagon Investment Partners XIX, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 04/15/26) (9)	10/27/14	3,000,000	1,110,203	210,000	0.07%
Octagon Investment Partners 26, Ltd.	CLO Income Note (estimated yield of 25.84% due 07/15/30) (8)	03/23/16	13,750,000	7,266,753	8,276,167	2.73%
Octagon Investment Partners 27, Ltd.	CLO Income Note (estimated yield of 19.42% due 07/15/30) (8)	05/25/16	11,804,048	6,757,925	6,600,726	2.18%
Octagon Investment Partners 44, Ltd.	CLO Income Note (estimated yield of 15.58% due 07/20/32) (8)	06/19/19	13,500,000	10,998,057	10,499,029	3.46%
OFSI BSL VIII, Ltd.	CLO Income Note (estimated yield of 11.92% due 08/16/37) (8)	07/18/17	7,719,320	6,450,642	4,281,886	1.41%
OHA Credit Partners IX, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 10/20/25) (9)	09/05/14	6,750,000	4,319,057	3,577,500	1.18%
Regatta III Funding Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 04/15/26) (10)	09/05/14	2,500,000	6,606	6,250	0.00%
Steele Creek CLO 2015-1, Ltd.	CLO Subordinated Note (estimated yield of 0.00% due 05/21/29) (9)	07/26/17	8,100,000	5,259,229	2,511,000	0.83%
Steele Creek CLO 2018-1, Ltd.	CLO Income Note (estimated yield of 18.16% due 04/15/48) (8)	03/28/18	11,370,000	8,850,490	6,652,918	2.19%
Steele Creek CLO 2019-1, Ltd.	CLO Income Note (estimated yield of 14.16% due 04/15/49) (8)	03/22/19	8,500,000	6,748,017	5,345,904	1.76%
THL Credit Lake Shore MM CLO I Ltd.	CLO Income Note (estimated yield of 14.85% due 04/15/30) (8)	03/08/19	14,550,000	11,618,518	9,720,143	3.21%
THL Credit Wind River 2013-2 CLO Ltd.	CLO Income Note (estimated yield of 1.87% due 10/18/30) (8)	06/06/14	11,597,500	7,365,444	3,792,760	1.25%
THL Credit Wind River 2014-1 CLO Ltd.	CLO Subordinated Note (estimated yield of 7.03% due 07/18/31)	05/05/16	9,681,764	5,217,550	3,092,368	1.02%
THL Credit Wind River 2014-2 CLO Ltd.	CLO Income Note (estimated yield of 0.00% due 01/15/31) (9)	12/21/16	2,205,627	1,139,064	584,491	0.19%
THL Credit Wind River 2014-3 CLO Ltd.	CLO Subordinated Note (estimated yield of 8.55% due 10/22/31)	12/17/14	11,000,000	6,986,342	4,179,173	1.38%
THL Credit Wind River 2016-1 CLO Ltd.	CLO Income Note (estimated yield of 1.63% due 07/15/28) (8)	05/18/16	13,050,000	10,025,517	6,421,866	2.12%
THL Credit Wind River 2017-1 CLO Ltd.	CLO Income Note (estimated yield of 4.85% due 04/18/29) (8)	02/02/17	14,950,000	11,625,276	7,695,531	2.54%
THL Credit Wind River 2017-3 CLO Ltd.	CLO Income Note (estimated yield of 10.79% due 10/15/30) (8)	08/09/17	18,150,000	14,542,965	10,324,679	3.40%
THL Credit Wind River 2018-1 CLO Ltd.	CLO Income Note (estimated yield of 16.33% due 07/15/30) (8)	06/22/18	15,750,000	12,150,957	10,981,904	3.62%
THL Credit Wind River 2019-2 CLO Ltd.	CLO Income Note (estimated yield of 16.07% due 01/15/33) (8)	09/20/19	13,470,000	10,762,059	10,562,359	3.48%
Vibrant CLO V, Ltd.	CLO Subordinated Note (estimated yield of 5.18% due 01/20/29)	04/27/17	4,200,000	3,270,899	1,773,278	0.58%
Zais CLO 3, Limited	CLO Income Note (estimated yield of 20.20% due 07/15/31) (8)	04/08/15	16,871,644	9,281,360	6,839,368	2.26%
Zais CLO 5, Limited	CLO Subordinated Note (estimated yield of 0.00% due 10/15/28) (9)	09/23/16	5,950,000	3,632,321	1,487,500	0.49%
Zais CLO 6, Limited	CLO Subordinated Note (estimated yield of 8.11% due 07/15/29)	05/03/17	11,600,000	7,402,926	4,285,494	1.41%
Zais CLO 7, Limited	CLO Income Note (estimated yield of 12.59% due 04/15/30)	09/11/17	12,777,500	8,893,809	5,780,886	1.91%
Zais CLO 8, Limited	CLO Subordinated Note (estimated yield of 3.80% due 04/15/29)	10/11/18	750,000	593,045	347,812	0.11%
Zais CLO 9, Limited	CLO Subordinated Note (estimated yield of 13.95% due 07/20/31)	10/29/18	2,390,000	1,856,737	1,146,579	0.38%
				512,121,632	375,057,520	123.67%
Loan Accumulation Facilities (6)(13)
Steamboat V, Ltd.	Loan Accumulation Facility (Income Note)	09/17/19	8,505,000	8,505,000	8,505,895	2.80%
Steamboat VI, Ltd.	Loan Accumulation Facility (Income Note)	12/20/19	1,017,500	1,017,500	1,017,500	0.34%
Steamboat VIII, Ltd.	Loan Accumulation Facility (Income Notes) (14)	12/31/19	7,138,500	6,830,912	6,830,912	2.25%
				16,353,412	16,354,307	5.39%

Total investments at fair value as of December 31, 2019				$572,150,476	$428,739,053	141.37%

Liabilities valued at fair value option (15)
6.6875% Unsecured Notes due 2028	Unsecured Note		$(67,277,675)	$(67,277,675)	$(69,200,202)	-22.82%
				$(67,277,675)	$(69,200,202)	-22.82%

Net assets above (below) fair value of investments and liabilities at fair value					(56,265,991)

Net assets as of December 31, 2019					$303,272,860

(1)	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, we would be presumed to "control" an issuer if we owned 25% or more of its voting securities.
(2)	All investments are restricted and categorized as structured finance securities.
(3)	Acquisition date represents the initial date of purchase or the date the investment was contributed to the Company.
(4)	Fair value is determined in good faith in accordance with the Company's valuation policy and is approved by the Company's Board of Directors.
(5)	CLO debt positions reflect the coupon rates as of December 31, 2019.
(6)	The fair value of CLO equity and loan accumulation facility are classified as Level III investments. See Note 3 "Investments" for further discussion.
(7)	CLO subordinated notes and income notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. It is the Company's policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. The estimated yield and investment cost may ultimately not be realized. As of December 31, 2019, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 10.34%. When excluding called CLOs, the Company's weighted average effective yield on its CLO equity positions was 10.36%.
(8)	Fair value includes the Company's interest in fee rebates on CLO subordinated and income notes.
(9)	As of December 31, 2019, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.

(10)	As of December 31, 2019 the investment has been called. Expected amount of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.
(11)	For the year ending December 31, 2019, the Company converted its CLO equity investment from subordinated notes to income notes.
(12)	Investment is denominated in EUR.
(13)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.
(14)	Fair value of loan accumulation facility investment includes the market value of the underlying loans held or the price at which the loan accumulation facility could sell its assets in an orderly transaction between market participants. See Note 3 "Investments" for further discussion.
(15)	The Company has accounted for its 6.6875% notes due 2028 utilizing the fair value option election under ASC Topic 825. Accordingly, the Series 2028 Notes will be carried at their fair value.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Operations

For the year ended December 31, 2019

(expressed in U.S. dollars)

INVESTMENT INCOME
Interest income	$61,590,552
Other income	4,849,439
Total Investment Income	66,439,991

EXPENSES
Interest expense:
Interest expense on 7.75% Series A Term Preferred Stock due 2022	2,875,761
Interest expense on 7.75% Series B Term Preferred Stock due 2026	3,850,150
Interest expense on 6.75% Unsecured Notes due 2027	2,232,964
Interest expense on 6.6875% Unsecured Notes due 2028	4,499,195
Total Interest Expense on Preferred Stock and Unsecured Notes	13,458,070

Incentive fee	8,505,907
Management fee	6,909,680
Professional fees	1,094,366
Administration fees	892,102
Directors' fees	397,500
Tax expense	100,319
Other expenses	942,872
Total Expenses	32,300,816

Incentive fee voluntarily waived by the Adviser (Note 4)	(107,543)

Net Expenses	32,193,273

NET INVESTMENT INCOME	34,246,718

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments, foreign currency and cash equivalents	(7,421,004)
Net realized gain (loss) on extinguishment of debt	(537,713)
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	(32,875,481)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(2,104,354)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(42,938,552)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,691,834)

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Comprehensive Income

For the year ended December 31, 2019

(expressed in U.S. dollars)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,691,834)

OTHER COMPREHENSIVE INCOME (LOSS) (1)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(2,536,191)
Total Other Comprehensive Income (Loss)	(2,536,191)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM COMPREHENSIVE INCOME	$(11,228,025)

(1)   See Note 2 "Summary of Significant Accounting Policies- Other Financial Assets and Financial Liabilities at Fair Value" for further discussion relating to other comprehensive income.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statements of Changes in Net Assets

(expressed in U.S. dollars)

	For the	For the
	year ended	year ended
	December 31, 2019	December 31, 2018
Net increase (decrease) in net assets resulting from operations:
Net investment income	$34,246,718	$34,693,900
Net realized gain (loss) on investments, foreign currency and cash equivalents	(7,421,004)	2,119,650
Net realized gain (loss) on extinguishment of debt	(537,713)	(1,539,914)
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	(32,875,481)	(91,373,068)
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(2,104,354)	1,250,940
Total net increase (decrease) in net assets resulting from operations	(8,691,834)	(54,848,492)

Other comprehensive income (loss):
Net change in unrealized (appreciation) depreciation on liabilities at fair value under the fair value option	(2,536,191)	1,467,079
Total other comprehensive income (loss)	(2,536,191)	1,467,079

Common stock distributions paid to stockholders:
Total earnings distributed	(35,882,952)	(32,870,543)
Common stock distributions from tax return of capital	(25,630,680)	(19,478,443)
Total common stock distributions paid to stockholders	(61,513,632)	(52,348,986)

Capital share transactions:
Issuance of shares of common stock upon the Company's follow-on offerings, net ofunderwriting discounts, commissions and offering expenses	-	38,844,793
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	85,871,153	37,141,908
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan	3,015,521	220,572
Paid-in capital contribution	-	1,394,531
Total capital share transactions	88,886,674	77,601,804

Total increase (decrease) in net assets	16,145,018	(28,128,597)
Net assets at beginning of period	287,127,842	315,256,439
Net assets at end of period	$303,272,860	$287,127,842

Capital share activity:
Shares of common stock sold upon the Company's follow-on offerings	-	2,242,500
Shares of common stock sold pursuant to the Company's "at the market" program	5,279,110	2,099,400
Shares of common stock issued pursuant to the Company's dividend reinvestment plan	199,690	12,604
Total increase (decrease) in capital share activity	5,478,800	4,354,504

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Statement of Cash Flows

For the year ended December 31, 2019

(expressed in U.S. dollars)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(8,691,834)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(173,674,041)
Proceeds from sales of investments and repayments of principal (1)	161,047,478
Payment-in-kind interest	(55,637)
Net realized (gain) loss on investments, foreign currency and cash equivalents	7,421,004
Net realized (gain) loss on extinguishment of debt	537,713
Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option	2,104,354
Net change in unrealized (appreciation) depreciation on investments, foreign currency and cash equivalents	32,875,481
Net amortization (accretion) included in interest expense on 7.75% Series A Term Preferred Stock due 2022	233,969
Net amortization (accretion) included in interest expense on 7.75% Series B Term Preferred Stock due 2026	198,478
Net amortization (accretion) included in interest expense on 6.75% Unsecured Notes due 2027	98,277
Net amortization (accretion) of premiums or discounts on CLO debt securities	(91,594)
Changes in assets and liabilities:
Interest receivable	5,926,227
Prepaid expenses	94,256
Incentive fee payable	(841,249)
Management fee payable	(85,785)
Professional fees payable	(29,000)
Directors' fees payable	(32,545)
Administration fees payable	(102,239)
Tax expense payable	28,000
Due to affiliates	(18,649)
Other expenses payable	1,714

Net cash provided by (used in) operating activities	26,944,378

CASH FLOWS FROM FINANCING ACTIVITIES
Common stock distributions paid to stockholders	(61,513,632)
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	85,871,153
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan, net of change in receivable for shares of common stock issued	2,660,137
Partial redemption of 7.75% Series A Term Preferred Stock due 2022 (Note 6)	(22,725,000)
Net cash provided by (used in) financing activities	4,292,658

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	31,237,036

EFFECT OF FOREIGN EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	178

EFFECT OF NET REALIZED AND UNREALIZED GAIN (LOSS) ON CASH AND CASH EQUIVALENTS	114,648

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	1,517,164

CASH AND CASH EQUIVALENTS, END OF PERIOD	$32,869,026

Supplemental disclosure of non-cash financing activities:
Change in receivable for shares of common stock issued	$(355,384)

Supplemental disclosures:
Cash paid for interest expense on 7.75% Series A Term Preferred Stock due 2022	$2,641,792
Cash paid for interest expense on 7.75% Series B Term Preferred Stock due 2026	$3,651,672
Cash paid for interest expense on 6.75% Unsecured Notes due 2027	$2,134,688
Cash paid for interest expense on 6.6875% Unsecured Notes due 2028	$4,499,195
Cash paid for franchise taxes	$72,000

(1)   Proceeds from sales or maturity of investments includes $60,962,211 of return of capital on portfolio investments from recurring cash flows and distributions from called deals.

See accompanying notes to the consolidated financial statements

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

1.	ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in other securities and instruments related to these investments or that Eagle Point Credit Management LLC (the “Adviser”) believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs and loan accumulation facilities (“LAFs”). From time to time, in connection with the acquisition of CLO equity, the Company may receive fee rebates from the CLO issuer. The CLO securities in which the Company primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company’s common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “ECC.”

As of December 31, 2019, the Company had two wholly-owned subsidiaries: Eagle Point Credit Company Sub (Cayman) Ltd. (“Sub I”), a Cayman Islands exempted company, and Eagle Point Credit Company Sub II (Cayman) Ltd (“Sub II”), a Cayman Islands exempted company. As of December 31, 2019, Sub I and Sub II represent 5.3% and 4.1% of the Company’s net assets, respectively.

The Company was initially formed on March 24, 2014 as Eagle Point Credit Company LLC, a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd., a Cayman Island exempted company (the “Sole Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP, a private fund managed by the Adviser.

The Company commenced operations on June 6, 2014, the date the Sole Member contributed, at fair value, a portfolio of cash and securities to the Company.

For the period of June 6, 2014 to October 5, 2014, the Company was a wholly-owned subsidiary of the Sole Member. As of October 5, 2014, the Company had 2,500,000 units issued and outstanding, all of which were held by the Sole Member.

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Sole Member became a stockholder of Eagle Point Credit Company Inc. In connection with the Conversion, the Sole Member converted 2,500,000 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 8,656,057 shares and an effective conversion rate of 3.4668 shares per unit. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and sold an additional 5,155,301 shares of its common stock at a public offering price of $20 per share. On October 8, 2014, the Company’s shares began trading on the NYSE.

On July 20, 2016, the Company entered into a custody agreement with Wells Fargo Bank, National Association (“Wells Fargo”), pursuant to which the Company’s portfolio of securities are held by Wells Fargo.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated upon consolidation. The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments. In the absence of readily determinable fair values, fair value of the Company’s investments is determined in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Company’s fair valuation process is reviewed and approved by the Board.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Company’s valuation policy and accepted by the Board.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt, CLO equity and LAFs, the Adviser considers a variety of relevant factors, including price indications from multiple dealers, or as applicable, a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

The Company engages a third-party independent valuation firm as an input to the Company’s valuation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Board does not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10 Fair Value Option (“ASC 825”) allows companies an irrevocable election to use fair value as the initial and subsequent accounting measurement for certain financial assets and liabilities. The decision to elect the FVO is determined on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are required to be reported separately from those instruments measured using another accounting method and changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are required to be presented separately in other comprehensive income.  Additionally, upfront offering costs related to such instruments are recognized in earnings as incurred and are not deferred.

The Company elected to account for its 6.6875% Unsecured Notes due 2028 (the “Series 2028 Notes”) utilizing the FVO under ASC 825. The primary reasons for electing the FVO are to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized using the effective interest method. The Company applied the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for purchased CLO debt securities.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

CLO equity investments and fee rebates recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Company’s policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter.

LAFs recognize interest income according to the guidance noted in ASC Topic 325-40-35-1, Beneficial Interest in Securitized Financial Assets, which states that the holder of a beneficial interest in securitized financial assets shall determine interest income over the life of the beneficial interest in accordance with the effective yield method, provided such amounts are expected to be collected. FASB ASC 325-40-20 further defines “beneficial interests,” among other things, as “rights to receive all or portions of specified cash inflows received by a trust or other entity.” FASB ASC 325-40-15-7 also states that for income recognition purposes, beneficial interests in securitized financial assets (such as those in LAFs) are within the scope of ASC 325-40 because it is customary for certain industries, such as investment companies, to report interest income as a separate item in their income statements even though the investment are accounted for a fair value. The amount of interest income from loan accumulation facilities recorded for the year ended December 31, 2019 was approximately $4.1 million.

Other Income

Other income includes the Company’s share of income under the terms of fee rebate agreements.

Interest Expense

Interest expense includes the Company’s distributions associated with its 7.75% Series A Term Preferred Stock due 2022 (the “Series A Term Preferred Stock”) and its 7.75% Series B Term Preferred Stock due 2026 (the “Series B Term Preferred Stock,” and collectively with the Series A Term Preferred Stock, the “Preferred Stock”), and interest, paid and accrued, associated with its 6.75% Unsecured Notes due 2027 (the “Series 2027 Notes”), and its Series 2028 Notes, collectively with the Series 2027 Notes, the “Unsecured Notes”).

For the year ended December 31, 2019, the Company incurred a total of $6,725,911 in interest expense on its Preferred Stock, of which $0 was payable as of December 31, 2019. For the year ended December 31, 2019, the Company incurred a total of $6,732,159 in interest expense on the Unsecured Notes, of which $0 was payable as of December 31, 2019.

Interest expense also includes the Company’s amortization of deferred issuance costs associated with its Preferred Stock and certain Unsecured Notes, as well as amortization of original issue discounts and accretion of premiums associated with its Series B Term Preferred Stock.

See Note 6 “Mandatorily Redeemable Preferred Stock” and Note 7 “Unsecured Notes” for further discussion relating to Preferred Stock issuances and Unsecured Notes issuances, respectively.

Deferred Issuance Costs

Deferred issuance costs on liabilities, which the Company does not measure at fair value under the FVO, consist of fees and expenses incurred in connection with the issuance of Preferred Stock and certain Unsecured Notes, as well as unamortized original issue discounts and premiums. The deferred issuance costs are capitalized at the time of issuance and amortized using the effective interest method over the respective terms of the Preferred Stock and certain Unsecured Notes. Amortization of deferred issuance costs is reflected in interest expense on Preferred Stock and interest expense on certain Unsecured Note balances in the Consolidated Statement of Operations. In the event of an early redemption of the Preferred Stock or certain Unsecured Notes, the remaining balance of unamortized deferred issuance costs associated with such Preferred Stock or certain Unsecured Notes will be accelerated into net realized gain (loss) on extinguishment of debt on the Consolidated Statement of Operations.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts. The Company held $0 in cash equivalent balances as of December 31, 2019.

Foreign Currency

The Company does not isolate the portion of its results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market price of such investments. Such fluctuations are included with the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents. Reported net realized foreign exchange gains or losses may arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and interest income recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums, shelf registration expenses and at-the-market (“ATM”) program expenses. Insurance premiums are amortized over the term of the current policy. Shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with maintaining the Company’s shelf registration and ATM program that have not been allocated to date.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Company intends to distribute its taxable income and net realized gains, if any, to stockholders in accordance with timing requirements imposed by the Code. Therefore, no federal income provision is required. The Company has adopted November 30th as its fiscal tax year end. The Company intends to file federal income and excise tax returns as well as any applicable state tax filings. The statute of limitations on the Company’s tax return filings generally remains open for three years. The Company has analyzed its tax positions for the year ended December 31, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Company’s financial statements.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized capital gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term capital gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

For the tax year ended November 30, 2019, the estimated components of distributable earnings, on a tax basis, were as follows:

For the tax year ended November 30, 2019
Undistributed ordinary income	$0
Capital loss carryforward	(18,124,416)
Net unrealized depreciation	(109,528,526)

As of the tax period ended November 30, 2019, the Company has $5,811,422 of short-term capital losses and $12,312,994 of long-term capital loses which can be carried forward for an unlimited period.

The tax character of distributions declared and paid on the Company’s common shares and preferred stock for the tax year ended November 30, 2019 were ordinary dividends of $42,176,416 and return of capital of $25,630,680 and for the tax year ended November 30, 2018 were ordinary dividends of $39,143,538 and return of capital of $19,478,443 and for the tax year ended November 30, 2017 were ordinary dividends of $59,679,146 and return of capital of $952,542 and for the tax year ended November 30, 2016 were ordinary dividends of $38,751,382. Tax information for the tax year ended November 30, 2019 is estimated and is not considered final until the Company files its tax return.

As of December 31, 2019, the Company’s tax cost for federal income tax purposes was $538,267,579. Accordingly, accumulated net unrealized depreciation on investments held by the Company was $(109,528,526), consisting of $9,506,695 gross unrealized appreciation and $(119,035,221) gross unrealized depreciation.

Depending on the level of taxable income earned in a tax year, the Company is permitted to carry forward taxable income (including net capital gains, if any) in excess of its current year distributions from the current tax year into the next tax year and pay a nondeductible 4% U.S. federal excise tax on such taxable income, as required.

To the extent that the Company has determined that its estimated current year annual taxable income will be in excess of estimated current year distributions from such income, the Company accrues and pays excise tax on its estimated excess taxable income that has not been distributed. The Company has not accrued U.S. federal excise tax for the year ended December 31, 2019 as common distributions are expected to cover taxable income for the period.

For the year ended December 31, 2019 the Company incurred $100,000 in Delaware franchise tax expense.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders are comprised of net investment income, realized gains or losses and return of capital for either U.S. federal income tax or U.S. GAAP purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on record date and, unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions. A special distribution represents the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

For the year ended December 31, 2019, the Company declared and paid distributions on common stock of $61,513,632 or $2.40 per share.

For the year ended December 31, 2019, the Company declared and paid dividends on the Series A Term Preferred Stock of $2,641,792 or approximately $1.94 per share.

For the year ended December 31, 2019, the Company declared and paid dividends on the Series B Term Preferred Stock of $3,651,672 or approximately $1.94 per share.

The characterization of distributions paid to common stockholders, as set forth in the Financial Highlights, reflect estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made by the Company.

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of December 31, 2019:

Fair Value Measurement
	Level I	Level II	Level III	Total
Assets
CLO Debt	$-	$37,327,226	$-	$37,327,226
CLO Equity	-	-	375,057,520	375,057,520
Loan Accumulation Facilities	-	-	16,354,307	16,354,307
Total Assets at Fair Value	$-	$37,327,226	$391,411,827	$428,739,053

Liabilities at Fair Value Under FVO
6.6875% Unsecured Notes Due 2028	$69,200,202	$-	$-	$69,200,202
Total Liabilities at Fair Value Under FVO	$69,200,202	$-	$-	$69,200,202

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

The changes in investments classified as Level III are as follows for the year ended December 31, 2019:

Change in Investments Classified as Level III

	CLO Equity	Loan Accumulation Facilities		Total
Beginning Balance at January 1, 2019	$364,270,948	$49,967,780		$414,238,728
Purchases of investments	117,151,315 (1)	42,188,412		159,339,727
Proceeds from sales or maturity of investments	(69,495,992)	(74,804,460	)(1)	(144,300,452)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(36,868,751)	(997,425)		(37,866,176)
Balance as of December 31, 2019	$375,057,520	$16,354,307		$391,411,827
Change in unrealized appreciation (depreciation) on investments still held as of December 31, 2019	$(39,580,880)	$895		$(39,579,985)

(1) Reflects $55,289,733 of proceeds from sales or maturity of investments in loan accumulation facilities transferred to purchases of investments in CLO equity.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations.

The change in unrealized depreciation on investments still held as of December 31, 2019 was $39,579,985.

Valuation of CLO Equity

The Adviser gathers price indications from dealers, if available, as part of its valuation process as an input to estimate the fair value of each CLO equity investment. Dealer price indications are not firm bids and may not be representative of the actual value where trades can be consummated. In addition, the Adviser utilizes a third-party financial model as an input to estimate the fair value of CLO equity investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of December 31, 2019. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of December 31, 2019.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value as of December 31, 2019	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average
CLO Equity	$375,057,520	Discounted Cash Flows	Constant Default Rate	0.00% - 2.00%
			Constant Prepayment Rate	25.00%
			Reinvestment Spread	2.85% - 4.70% / 3.46%
			Reinvestment Price	99.50%
			Recovery Rate	66.01% - 70.00% / 69.60%
			Yield to Maturity	15.33% - 72.99% / 25.25%

Increases (decreases) in the constant default rate, reinvestment price and yield to maturity in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the constant prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the constant default rate may be accompanied by a directionally opposite change in the assumption used for the constant prepayment rate and recovery rate.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for investments the Company holds as of the reporting date. Additionally, unadjusted dealer quotes, when obtained for valuation purposes, are indicative.

Certain of the Company’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions, indicative broker quotations and data reported by trustees. As a result, fair value assets of $16,354,307 have been excluded from the preceding table.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgement has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of Loan Accumulation Facilities

The Adviser determines the fair value of LAFs in accordance with FASB ASC Topic 820 Fair Value Measurements and Disclosures utilizing the income approach as noted in ASC 820-10-55-3F (the “Income Approach”), in which fair value measurement reflects current market expectations about the receipt of future amounts (i.e. exit price). LAFs are typically short- to medium-term in nature and formed to acquire loans on an interim basis that are expected to form part of a specific CLO transaction. Pursuant to LAF governing documents, loans acquired by the LAF are typically required to be transferred to the contemplated CLO transaction at original cost plus accrued interest. In such situations, because the LAF will receive its full cost basis in the underlying loan assets and the accrued interest thereon upon the consummation of the CLO transaction, the Adviser determines the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), and (B) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses).

In certain circumstances, the LAF documents can contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser may determine that, despite the initial expectation that a CLO transaction would result from a LAF, such a transaction is in fact unlikely to occur and, accordingly, it is

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

unlikely the loans held by the LAF will be transferred at cost. Rather, the loans held by the LAF will most likely be sold at market value. In such situations, the Adviser will continue to fair value the LAF consistent with the Income Approach, but modify the fair value measurement to reflect the change in exit strategy of the LAF to incorporate market expectations of the receipt of future amounts (i.e. exit price). As such, the fair value of the LAF is most appropriately determined by reference to the market value of the LAF’s underlying loans, which is reflective of the price at which the LAF could sell its loan assets in an orderly transaction between market participants. As such, in these situations, the Adviser will continue utilizing the Income Approach and determine the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), (B) the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets, and (C) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses). The Adviser’s measure of the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets takes into account the Adviser’s current market expectations of the receipt of future amounts on such assets, which may be impacted by various factors including any applicable change in market conditions or new information.

The Adviser categorizes LAFs as Level III investments. There is no active market and prices are unobservable.

Valuation of Series 2028 Notes

The Series 2028 Notes are considered Level I securities and are valued at their official closing price, taken from the NYSE.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Market Risk

Certain events particular to each market in which the Company’s investments conduct operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company’s investments and/or on the fair value of the Company’s investments. Such events are beyond the Company’s control, and the likelihood they may occur and the potential effect on the Company cannot be predicted.

Concentration Risk

The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Liquidity Risk

The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

Risks of Investing in CLOs

The Company’s investments consist in part of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLO and related structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches, and scheduled payments to junior tranches have a priority in the right of payment to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate in the right of payment to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Risks of Investing in Loan Accumulation Facilities

The Company invests in LAFs, which are short- to medium-term facilities often provided by a bank that will serve as placement agent or arranger in a CLO transaction and which acquire loans on an interim basis that are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company primarily to credit and/or mark-to-market losses, and other risks.

Interest Rate Risk

The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results.

LIBOR Risk

The CLOs in which the Company invests typically obtain financing at a floating rate based on LIBOR. On July 27, 2017, the FCA announced that it will no longer persuade or compel banks to submit rates for the calculation of LIBOR rates after 2021 (the “FCA Announcement”). The FCA Announcement indicates that the continuation of LIBOR on the current basis (or at all) cannot and will not be guaranteed after 2021 and that planning a transition to alternative reference rates that are based firmly on transactions, such as reformed Sterling Over Night Index Average (“SONIA”) must begin. Furthermore, in the United States, efforts to identify a set of alternative U.S. dollar reference interest rates include proposals by the Alternative Reference Rates Committee (“ARRC”) of the Federal Reserve Board and the Federal Reserve Bank of New York. On June 22, 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad U.S. treasuries repo financing rate to be published by the Federal Reserve Bank of New York, as the rate that, in the consensus view of the ARRC, represented best practice for use in certain new U.S. dollar derivatives and other financial contracts. The first publication of SOFR was released in April 2018. Although there have been a few issuances utilizing SONIA and SOFR, it remains in question whether or not these alternative reference rates will attain market acceptance as replacements for LIBOR.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

At this time, it is not possible to predict the effect of the FCA Announcement or other regulatory changes or announcements, the establishment of SOFR, SONIA or any other alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom, the United States or elsewhere. As such, the potential effect of any such event on the Company’s net investment income cannot yet be determined. As LIBOR is currently being reformed, investors should be aware that: (a) any changes to LIBOR could affect the level of the published rate, including to cause it to be lower and/or more volatile than it would otherwise be; (b) if the applicable rate of interest on any CLO security is calculated with reference to a tenor which is discontinued, such rate of interest will then be determined by the provisions of the affected CLO security, which may include determination by the relevant calculation agent in its discretion; (c) the administrator of LIBOR will not have any involvement in the CLOs or loans and may take any actions in respect of LIBOR without regard to the effect of such actions on the CLOs or loans; and (d) any uncertainty in the value of LIBOR or, the development of a widespread market view that LIBOR has been manipulated or any uncertainty in the prominence of LIBOR as a benchmark interest rate due to the recent regulatory reform may adversely affect the liquidity of the securities in the secondary market and their market value. Any of the above or any other significant change to the setting of LIBOR could have a material adverse effect on the value of, and the amount payable under, (i) any underlying asset of the CLO which pay interest linked to a LIBOR rate and (ii) the CLO securities in which the Company invests.

If LIBOR is eliminated as a benchmark rate, it is uncertain whether broad replacement conventions in the CLO markets will develop and, if conventions develop, what those conventions will be and whether they will create adverse consequences for the issuer or the holders of CLO securities.

Low Interest Rate Environment

As of the date of the consolidated financial statements, interest rates in the United States remain relatively low, which may increase the Company’s exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinary monetary policy initiatives, the effect of which is impossible to predict with certainty.

Leverage Risk

The Company has incurred leverage through the issuances of the Preferred Stock and the Unsecured Notes, and the Company may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, including indebtedness for borrowed money and leverage in the form of derivative transactions, additional shares of preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of the Company’s investments, to pay fees and expenses and for other purposes. Any such leverage does not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Accordingly, there may be a layering of leverage in overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s net asset value (“NAV”). For instance, any decrease in the Company’s income would cause net income to decline more sharply than it would have had the Company not borrowed. In addition, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.

Highly Subordinated and Leveraged Securities Risk

The Company’s portfolio includes equity and junior debt investments in CLOs, which involve a number of significant risks. CLO equity and junior debt securities are typically very highly leveraged (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company is currently invested are subject to a higher degree of risk of total loss.

Credit Risk

If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

4.	RELATED PARTY TRANSACTIONS

Investment Adviser

On June 6, 2014, the Company entered into an investment advisory agreement with the Adviser, which was amended and restated on May 16, 2017 (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee and an incentive fee for its services.

The management fee is calculated and payable quarterly, in arrears, at an annual rate equal to 1.75% of the Company’s “total equity base.” “Total equity base” means the net asset value attributable to the common stock and the paid-in, or stated, capital of the Preferred Stock. The management fee is calculated based on the “total equity base” at the end of the most recently completed calendar quarter end, and, with respect to any common stock or preferred stock issued or repurchased during such quarter, is adjusted to reflect the number of days during such quarter that such common stock and/or preferred stock, if any, was outstanding. The management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter). The Company was charged management fees of $6,909,680 for the year ended December 31, 2019, $1,589,018 of which was payable as of December 31, 2019.

The incentive fee is calculated and payable quarterly, in arrears, based on the pre-incentive fee net investment income (the “PNII”) of the Company for the immediately preceding calendar quarter. For this purpose, PNII means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and distributions paid on any issued and outstanding preferred stock or debt, but excluding the incentive fee). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in-kind interest and zero coupon securities), accrued income that the Company has not yet received in cash. PNII does not include any realized or unrealized capital gains or realized or unrealized capital losses. The portion of incentive fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent the Company actually receives such deferred interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.

PNII, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 2.00% per quarter. The Company pays the Adviser an incentive fee with respect to the Company’s PNII in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Company’s PNII does not exceed the hurdle rate of 2.00%; (2) 100% of the Company’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Company’s PNII, if any, exceeding 2.50% in any calendar quarter. The Company incurred incentive fees of $8,505,907 for the year ended December 31, 2019, $2,077,531 of which was payable as of December 31, 2019. For the year ended December 31, 2019, the Adviser has voluntarily waived a portion of the incentive fee in the amount of $107,543. The waived incentive fee is not subject to recoupment by the Adviser.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

Administrator

Effective June 6, 2014, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its net asset value, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the consolidated financial statements. The Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations, generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and the Company’s allocable portion of the compensation of any related support staff.  The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.

For the year ended December 31, 2019, the Company was charged a total of $892,102 in administration fees consisting of $667,450 and $224,652, relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations and, of which $148,329 was payable as of December 31, 2019.

Affiliated Ownership

As of December 31, 2019, the Adviser and senior investment team held an aggregate of 5.5% of the Company’s common stock, 0.5% of the Series A Term Preferred Stock and 0.01% of the Series B Term Preferred Stock. This represented 5.0% of the total outstanding voting stock of the Company as of December 31, 2019. Additionally, the senior investment team held an aggregate of 0.2% of the Series 2028 Notes as of December 31, 2019. The Adviser and senior investment team did not hold any of the Series 2027 Notes as of December 31, 2019.

Exemptive Relief

On March 17, 2015, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions.

5.	COMMON STOCK

As of December 31, 2018, there were 100,000,000 shares of common stock authorized, of which 23,153,319 shares were issued and outstanding.

On November 30, 2018, the Company launched an ATM offering to sell up to $100,000,000 aggregate amount of its common stock, pursuant to a prospectus supplement filed with the SEC on November 30, 2018 and additional supplements thereafter.

On November 22, 2019, the Company launched a new ATM offering to sell up to $125,000,000 aggregate amount of its common stock, pursuant to a prospectus supplement filed with the SEC on November 22, 2019.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

For the year ended December 31, 2019, the Company sold 5,279,110 shares of its common stock, pursuant to the ATM offerings for total net proceeds to the Company of approximately $85.9 million, after payment of sales agent commissions of approximately $1.8 million.

For the year ended December 31, 2019, 199,690 shares of common stock were issued in connection with the DRIP for total net proceeds to the Company of approximately $3.0 million.

As of December 31, 2019, there were 100,000,000 shares of common stock authorized, of which 28,632,119 shares were issued and outstanding.

6.	MANDATORILY REDEEMABLE PREFERRED STOCK

As of December 31, 2019, there were 20,000,000 shares of preferred stock authorized, par value $0.001 per share, of which 909,000 shares of Series A Term Preferred Stock were issued and outstanding, and 1,884,726 shares of Series B Term Preferred Stock were issued and outstanding.

The Company is required to redeem all outstanding shares of the Series A Term Preferred Stock on June 30, 2022, at a redemption price of $25 per share (the “Series A Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time after June 29, 2018, the Company may, at its sole option, redeem the outstanding shares of the Series A Term Preferred Stock.

The Company is required to redeem all outstanding shares of the Series B Term Preferred Stock on October 30, 2026, at a redemption price of $25 per share (the “Series B Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time after October 29, 2021, the Company may, at its sole option, redeem the outstanding shares of the Series B Term Preferred Stock.

Except where otherwise stated in the 1940 Act or the Company’s certification of incorporation, each holder of Preferred Stock will be entitled to one vote for each share of preferred stock held on each matter submitted to a vote of the Company’s stockholders. The Company’s preferred stockholders and common stockholders will vote together as a single class on all matters submitted to the Company’s stockholders. Additionally, the Company’s preferred stockholders will have the right to elect two Preferred Directors at all times, while the Company’s preferred stockholders and common stockholders, voting together as a single class, will elect the remaining members of the Board.

On November 30, 2018 the Company launched an ATM offering to sell up to 1,000,000 shares of Series B Term Preferred Stock with an aggregate liquidation preference of $25,000,000, pursuant to a prospectus supplement filed with the SEC on November 30, 2018 and additional supplements thereafter.

On November 22, 2019 the Company launched a new ATM offering to sell up to 1,000,000 shares of Series B Term Preferred Stock with an aggregate liquidation preference of $25,000,000, pursuant to a prospectus supplement filed with the SEC on November 22, 2019.

On June 28, 2019, the Company redeemed 909,000 Series A Term Preferred Stock at a redemption price of $25 per share of Series A Term Preferred Stock. Upon the partial redemption of the Series A Term Preferred Stock, the Company accelerated $537,713 of unamortized deferred issuance costs into net realized loss on extinguishment of debt in the Consolidated Statement of Operations.

On December 18, 2019, the Company announced it will redeem all outstanding shares of Series A Term Preferred Stock on January 31, 2020 (the “Redemption Date”) at a redemption price of $25 per share of Series A Term Preferred Stock, plus an amount equal to all accrued and unpaid dividends and distributions on each share accumulated to (but excluding) the Redemption Date (the “Redemption Price”). Upon the redemption of the Series A Term Preferred Stock, the Company will accelerate the remaining unamortized deferred issuance costs into net realized loss on extinguishment of debt. On or around the Redemption Date, the Series A Term Preferred Stock will be delisted from the NYSE.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Preferred Stock.

7.	UNSECURED NOTES

As of December 31, 2019, there was $31,625,000 in aggregate principal amount of Series 2027 Notes and $67,277,675 in aggregate principal amount of Series 2028 Notes issued and outstanding.

The Unsecured Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

The Series 2027 Notes will mature on September 30, 2027 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2027 Notes in whole or in part at any time or from time to time at the Company’s option, on or after September 30, 2020.

The Series 2028 Notes will mature on April 30, 2028 and 100% of the aggregate principal amount will be paid at maturity. The Company may redeem the Series 2028 Notes in whole or in part at any time or from time to time at the Company’s option, on or after April 30, 2021.

The Company has accounted for its Series 2028 Notes utilizing the FVO under ASC 825.  Accordingly, the Series 2028 Notes are measured at fair value under the FVO.

The estimated change in fair value of the Series 2028 Notes attributable to market risk for the year ended December 31, 2019 is $2,104,354, which is recorded as unrealized appreciation on liabilities at fair value under the fair value option on the Consolidated Statement of Operations.

The estimated change in fair value of the Series 2028 Notes attributable to instrument-specific credit risk for the year ended December 31, 2019 is $2,536,191 which is recorded as unrealized appreciation on liabilities at fair value under the fair value option on the Consolidated Statement of Comprehensive Income. The Company defines the change in fair value attributable to instrument-specific credit risk as the excess of the total change in fair value over the change in fair value attributable to changes in a base market rate, such as the 10-Year Markit CDX North America Investment Grade Index.

See Note 8 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to its Unsecured Notes.

8.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as the Preferred Stock, the Company is required to have asset coverage of at least 200%, as measured at the time of the issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks.

With respect to senior securities representing indebtedness, such as the Unsecured Notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from making certain distributions to its stockholders. In addition, the terms of the Preferred Stock and the Unsecured Notes require the Company to redeem shares of the Preferred Stock and/or a certain principal amount of the Unsecured Notes, if such failure to maintain the applicable asset coverage is not cured by a certain date.

The following table summarizes the Company’s asset coverage with respect to its Preferred Stock and Unsecured Notes, as of December 31, 2019, and as of December 31, 2018:

Asset Coverage of Preferred Stock and Debt Securities

	As of	As of
	December 31, 2019	December 31, 2018
Total assets	$474,763,713	$476,714,466
Less liabilities and indebtedness not represented by senior securities	(4,241,821)	(5,321,574)
Net total assets and liabilities	$470,521,892	$471,392,892

Preferred Stock	$69,843,150	$92,568,150
Unsecured Notes	98,902,675	98,902,675
	$168,745,825	$191,470,825

Asset coverage of preferred stock (1)	279%	246%
Asset coverage of debt securities (2)	476%	477%

(1)	The asset coverage of preferred stock is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.
(2)	The asset coverage ratio of debt securities is calculated in accordance with section 18(h) of the 1940 Act, as generally described above.

9.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of December 31, 2019, the Company had no unfunded commitments.

10.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2019

11.	RECENT ACCOUNTING AND TAX PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”) related to FASB ASC Topic 820 Fair Value Measurement and Disclosures– Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 eliminates, amends, and adds to the fair value measurement disclosure requirements of ASC Topic 820.  The amendments are designed to provide more decision useful information to financial statement users. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. Management does not expect this accounting pronouncement to have a material effect on  the Company’s consolidated financial statements.

12.	SUBSEQUENT EVENTS

On January 2, 2020, the Company declared three separate distributions of $0.20 per share on its common stock. The first distribution of $5,794,814 or $0.20 per share was paid on January 31, 2020 to holders of record as of January 13, 2020. The additional distributions are payable on each of February 28, 2020 and March 31, 2020 to holders of record as of February 12, 2020 and March 12, 2020, respectively.

On January 2, 2020, the Company declared three separate distributions of $0.161459 per share on its Series B Term Preferred Stock. The first distribution was paid on January 31, 2020 to holders of record as of January 13, 2020. The additional distributions are payable on each of February 28, 2020 and March 31, 2020 to holders of record as of February 12, 2020 and March 12, 2020, respectively.

On January 31, 2020, the Company redeemed 909,000 Series A Term Preferred Stock at the Redemption Price. Upon the redemption of the Series A Term Preferred Stock, the Company accelerated $443,753 of unamortized debt issuance costs into net realized loss on extinguishment of debt. The Series A Term Preferred Stock has been delisted from the NYSE.

For the period of January 1, 2020 to February 21, 2020, the Company sold 1,107,612 shares of its common stock and 0 shares of its Series B Term Preferred Stock, pursuant to the ATM offering for total net proceeds to the Company of approximately $16.3 million.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

Eagle Point Credit Company Inc. & Subsidiaries

Financial Highlights

	For the	For the	For the	For the	For the
	year ended	year ended	year ended	year ended	year ended
Per Share Data	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015
Net asset value at beginning of period	$12.40	$16.77	$17.48	$13.72	$19.08

Net investment income (1)(2)	1.34	1.59	1.88	2.14	1.89

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents (2)(3)	(1.29)	(3.92)	(0.12)	3.88	(4.85)

Net change in unrealized appreciation (depreciation) on liabilities at fair value under the fair value option (2)	(0.08)	0.06	-	-	-

Net income (loss) and net increase (decrease) in net assets resulting from operations (2)	(0.03)	(2.27)	1.76	6.02	(2.96)

Common stock distributions from net investment income (4)	(1.40)	(1.51)	(2.60)	(2.40)	(1.53)

Common stock distributions from net realized gains on investments (4)	-	-	-	-	-

Common stock distributions from tax return of capital (4)	(1.00)	(0.89)	(0.05)	-	(0.87)

Total common stock distributions declared to stockholders (4)	(2.40)	(2.40)	(2.65)	(2.40)	(2.40)

Common stock distributions based on weighted average shares impact	-	0.01	-	-	-

Total common stock distributions	(2.40)	(2.39)	(2.65)	(2.40)	(2.40)

Effect of other comprehensive income (2)(10)	(0.10)	0.06	-	-	-

Effect of paid-in capital contribution (2)	-	0.06	-	-	-

Effect of shares issued (5)	0.77	0.29	0.27	0.18	-

Effect of underwriting discounts, commissions and offering expenses associated with shares issued (5)	(0.07)	(0.12)	(0.11)	(0.04)	-

Effect of shares issued in accordance with the Company's dividend reinvestment plan	0.02	-	0.02	-	-

Net effect of shares issued	0.72	0.17	0.18	0.14	-

Net asset value at end of period	$10.59	$12.40	$16.77	$17.48	$13.72

Per share market value at beginning of period	$14.21	$18.81	$16.71	$16.43	$20.10
Per share market value at end of period	$14.61	$14.21	$18.81	$16.71	$16.43
Total return (6)	20.15%	-13.33%	29.45%	17.42%	-8.12%

Shares of common stock outstanding at end of period	28,632,119	23,153,319	18,798,815	16,474,879	13,820,110

Ratios and Supplemental Data:

Net asset value at end of period	$303,272,860	$287,127,842	$315,256,439	$288,047,335	$189,607,085
Ratio of expenses to average net assets (7)(8)	10.00%	9.85%	10.43%	10.69%	6.73%
Ratio of net investment income to average net assets (7)(8)	10.64%	9.76%	10.77%	13.72%	10.78%
Portfolio turnover rate (9)	34.83%	40.91%	41.16%	55.32%	39.07%
Asset coverage of preferred stock	279%	246%	268%	286%	365%
Asset coverage of debt securities	476%	477%	537%	722%	1028%

See accompanying footnotes to the financial highlights on the following page.

Eagle Point Credit Company Inc. & Subsidiaries

Financial Highlights

Footnotes to the Financial Highlights:

(1)	Per share distributions paid to preferred stockholders and the aggregate amount of amortized deferred issuance costs associated with the Preferred Stock are reflected in net investment income, and totaled ($0.25) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2019, ($0.33) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2018, ($0.40) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2017, ($0.28) and ($0.02) per share of common stock, respectively, for the year ended December 31, 2016 and ($0.16) and ($0.01) per share of common stock, respectively, for the year ended December 31, 2015.
(2)	Per share amounts are based on weighted average of shares of common stock outstanding for the period.
(3)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents includes a balancing figure to reconcile to the change in net asset value (“NAV”) per share at the end of the period. The amount per share may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents for the period because of the timing of issuance of the Company’s common stock in relation to fluctuating market values for the portfolio.
(4)	The information provided is based on estimates available at each respective fiscal year end. The final tax characteristics of the Company’s earnings cannot be determined until tax returns are filed after the end of the fiscal year and may vary from these estimates.
(5)	Represents the effect per share of the Company’s ATM offerings as well as the Company’s follow-on offerings. Effect of shares issued reflect the excess of offering price over management’s estimated NAV per share at the time of each respective offering.
(6)	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load.
(7)	Ratios include distributions paid to preferred stockholders. Additionally, ratios for the year ended December 31, 2019 and for the year ended December 31, 2018 reflect the portion of incentive fee voluntarily waived by the Adviser of 0.03% and 0.09% of average net assets, respectively.
(8)	Ratios for the years ended December 31, 2019, December 31, 2018, December 31, 2017, December 31, 2016, and December 31, 2015 include interest expense on the Preferred Stock and the Unsecured Notes of 4.18%, 4.16%, 4.20%, 3.47%, and 1.04% of average net assets, respectively. Ratios for the year ended December 31, 2016 also include excise taxes of 0.26% of average net assets.
(9)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total investment sales executed during the period and repayments of principal, divided by the average fair value of investments for the same period.
(10)	Effect of other comprehensive income is related to income deemed attributable to instrument specific credit risk derived from changes in fair value associated with liabilities valued under the fair value option (ASC 825.)

Eagle Point Credit Company Inc. & Subsidiaries

Supplemental Information

Senior Securities Table

Information about the Company’s senior securities shown in the following table has been derived from the Company’s consolidated financial statements as of and for the dates noted.

Class	Total Amount Outstanding Exclusive of Treasury Securities	Asset Coverage Per Unit (1)	Involuntary Liquidating Preference Per Unit (2)	Average Market Value Per Unit (3)
For the year ended December 31, 2019
Preferred Stock	$69,843,150	$69.71	$25	$26.04
Unsecured Notes	$98,902,675	$4,757.42	N/A	$25.47

For the year ended December 31, 2018
Preferred Stock	$92,568,150	$61.55	$25	$25.78
Unsecured Notes	$98,902,675	$4,766.23	N/A	$25.08

For the year ended December 31, 2017
Preferred Stock	$92,139,600	$66.97	$25	$25.75
Unsecured Notes	$91,623,750	$5,372.28	N/A	$25.96

For the year ended December 31, 2016
Preferred Stock	$91,450,000	$71.53	$25	$25.41
Series 2020 Notes	$59,998,750	$7,221.89	N/A	$25.29

For the year ended December 31, 2015
Series A Term Preferred Stock	$45,450,000	$91.16	$25	$25.43
Series 2020 Notes	$25,000,000	$10,275.46	N/A	$24.52

(1)   The asset coverage per unit figure is the ratio of the Company's total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of outstanding applicable senior securities, as calculated separately for each of the Preferred Stock (prior to 2016, the Series A Term Preferred Stock only) and the Unsecured Notes in accordance with section 18(h) of the 1940 Act. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding preferred stock (based on a per share liquidation preference of $25.)  With respect to the Unsecured Notes, the asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount of such notes.

(2)  The involuntary liquidating preference per unit is the amount to which a share of Preferred Stock would be entitled in preference to any security junior to it upon our involuntary liquidation.

(3)   The average market value per unit is calculated by taking the average of the closing price of each of (a) a share of the Preferred Stock (NYSE: ECCA, ECCB) (prior to 2016, the Series A Term Preferred Stock only) and (b) $25 principal amount of the Unsecured Notes (NYSE: ECCX, ECCY, ECCZ) for each day during the years ended December 31, 2019, December 31, 2018 (ECCX new issuance included as of April 30, 2018; ECCZ included through date of full redemption on May 22, 2018), December 31, 2017, December 31, 2016 and December 31, 2015, for which the applicable security was listed on the NYSE.

KPMG LLP 345 Park Avenue New York, NY 10154-0102

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Eagle Point Credit Company Inc.:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Eagle Point Credit Company Inc. & Subsidiaries (the Company), including the consolidated schedule of investments, as of December 31, 2019, the related consolidated statements of operations, comprehensive income and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related consolidated notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodians and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

Accompanying Supplemental Information

We have also previously audited, in accordance with the standards of the PCAOB, the consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of December 31, 2018, 2017, 2016, and 2015, and the related consolidated statements of operations, cash flows and changes in net assets for the years then ended, and the related consolidated notes, and the consolidated statement of comprehensive income for the year ended December 31, 2018 (none of which are presented herein), and we expressed unqualified opinions on those consolidated financial statements. The senior securities table on page 34 has

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firm of the KPMG network of independent member firms affiliated with
KPMG International Cooperative (“KPMG International”), a Swiss entity.

been subjected to audit procedures performed in conjunction with the audit of the Company’s respective consolidated financial statements. The senior securities table is the responsibility of the Company’s management. Our audit procedures included determining whether the senior securities table reconciles to the respective consolidated financial statements or the underlying accounting and other records, as applicable, and performing procedures to test the completeness and accuracy of the information presented in the senior securities table. In forming our opinion on the senior securities table, we evaluated whether the senior securities table, including its form and content, is presented in conformity with the instructions to Form N-2. In our opinion, the senior securities table is fairly stated, in all material respects, in relation to the respective consolidated financial statements as a whole.

We have served as the auditor of one or more Eagle Point Credit Management LLC advised companies since 2014.

New York, New York

February 24, 2020

Dividend Reinvestment Plan

The Company has established an automatic dividend reinvestment plan (“DRIP”). Each record holder of at least one full share of our common stock will be automatically enrolled in the DRIP. Under the DRIP, distributions on shares of the Company’s common stock are automatically reinvested in additional shares of the Company’s common stock by American Stock Transfer and Trust Company, LLC (the “DRIP Agent”) unless a stockholder “opts-out” of the DRIP. Holders of the Company’s common stock who receive distributions in the form of additional shares of the Company’s common stock are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution but will not receive a corresponding cash distribution with which to pay any applicable tax. Holders of shares of the Company’s common stock who opt-out of participation in the DRIP (including those holders whose shares are held through a broker or other nominee who has opted out of participation in the DRIP) will receive all distributions in cash. Reinvested distributions increase the Company’s stockholders’ equity on which a management fee is payable to the Adviser.

If the Company declares a distribution payable in cash, the Company will issue shares of common stock to participants at a value equal to 95% of the market price per share of common stock at the close of regular trading on the payment date for such distribution unless the DRIP Agent otherwise purchases shares in the open market, as described below. The number of additional shares of common stock to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by 95% of the market price. However, the Company reserves the right to purchase shares in the open market in connection with its implementation of the DRIP. If we declare a distribution to holders of our common stock, the DRIP Agent may be instructed not to credit accounts with newly issued shares and instead to buy shares in the open market if (i) the price at which newly issued shares are to be credited does not exceed 110% of the last determined NAV of the shares; or (ii) the Company has advised the DRIP Agent that since such NAV was last determined, the Company has become aware of events that indicate the possibility of a material change in per share NAV as a result of which the NAV of the shares on the payment date might be higher than the price at which the DRIP Agent would credit newly issued shares to stockholders.

In the event that the DRIP Agent is instructed to buy shares of our common stock in the open market, the DRIP Agent (or the DRIP Agent’s broker) will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis or 30 days after the payment date for the applicable distribution, whichever is sooner (the “Last Purchase Date”), to invest the distribution amount in shares acquired in the open market. Open market purchases may be made on any securities exchange where shares of our common stock are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the DRIP Agent shall determine. If, before the DRIP Agent has completed its open market purchases, the market price per share of our common stock exceeds the NAV per share, the average per share purchase price paid by the DRIP Agent may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares of common stock on the applicable payment date. Because of the foregoing difficulty with respect to open market purchases, the DRIP provides that if the DRIP Agent is unable to invest the full distribution amount in open market purchases during the purchase period or if the market discount shifts to a market premium of 10% or more of NAV during the purchase period, the DRIP Agent may cease making open market purchases and may invest the uninvested portion of the distribution amount in newly issued shares of common stock at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share, the dollar amount of the distribution will be divided by 95% of the market price on the payment date.

There are no brokerage charges with respect to shares of common stock issued directly by the Company. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.10 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

Holders of the Company’s common stock can also sell shares held in the DRIP account at any time by contacting the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. The DRIP Agent will mail a check to such holder (less applicable brokerage trading fees) on the settlement date, which is three business days after the shares have been sold. If a stockholder chooses to sell its shares through a broker, the holder will need to request that the DRIP Agent electronically transfer their shares to the broker through the Direct Registration System.

Stockholders participating in the DRIP may withdraw from the DRIP at any time by contacting the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Such termination will be effective immediately if the notice is received by the DRIP Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If a holder of the Company’s common stock withdraws, full shares will be credited to their account, and the stockholder will be sent a check for the cash adjustment of any fractional share at the market value per share of the Company’s common stock as of the close of business on the day the termination is effective, less any applicable fees. Alternatively, if the stockholder wishes, the DRIP Agent will sell their full and fractional shares and send them the proceeds, less a transaction fee of $15.00 and less brokerage trading fees of $0.10 per share. If a stockholder does not maintain at least one whole share of common stock in the DRIP account, the DRIP Agent may terminate such stockholder’s participation in the DRIP Plan after written notice. Upon termination, stockholders will be sent a check for the cash value of any fractional share in the DRIP account, less any applicable broker commissions and taxes.

Stockholders who are not participants in the DRIP, but hold at least one full share of our common stock, may join the DRIP by notifying the DRIP Agent in writing at American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. If received in proper form by the DRIP Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If a stockholders wishes to participate in the DRIP and their shares are held in the name of a brokerage firm, bank or other nominee, the stockholder should contact their nominee to see if it will participate in the DRIP. If a stockholder wishes to participate in the DRIP Plan, but the brokerage firm, bank or other nominee is unable to participate on their behalf, the stockholder will need to request that their shares be re-registered in their own name, or the stockholder will not be able to participate. The DRIP Agent will administer the DRIP on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in their name and held for their account by their nominee.

Experience under the DRIP Plan may indicate that changes are desirable. Accordingly, the Company and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by the Company.

All correspondence or additional information about the DRIP should be directed to American Stock Transfer and Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

Additional Information

Management

Our Board of Directors (the “Board”) is responsible for managing the Company’s affairs, including the appointment of advisers and sub-advisers. The Board has appointed officers who assist in managing the Company’s day-to-day affairs.

The Board

The Board currently consists of six members, four of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company. The Company refers to these directors as the Company’s “independent directors.”

Under our certificate of incorporation and bylaws, our board of directors is divided into three classes with staggered terms, with the term of only one of the three classes expiring at each annual meeting of our stockholders. The classification of the board across staggered terms may prevent replacement of a majority of the directors for up to a two-year period.

The directors and officers of the Company are listed below. Except as indicated, each individual has held the office shown or other offices with the same company for the last five years. Certain of the Company’s officers and directors also are officers or managers of our Adviser and its affiliates. Each of our directors also serves as a director of Eagle Point Income Company Inc., a registered investment company for which an affiliate of our Adviser serves as investment adviser.

Name, Address[1] and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]

Interested Directors[2]

Thomas P. Majewski Age: 45	Class III Director and Chief Executive Officer	Since inception; Term expires 2020	Managing Partner of Eagle Point Income Management LLC since September 2018; Managing Partner of Eagle Point Credit Management LLC since September 2012.	Eagle Point Income Company Inc.

James R. Matthews Age: 52	Class II Director and Chairperson of the Board	Since inception; Term expires 2022	Principal of Stone Point Capital LLC since October 2011.	Eagle Point Income Company Inc.

Independent Directors

Scott W. Appleby Age: 55	Class I Director	Since inception; Term expires 2021	President of Appleby Capital, Inc. since April 2009.	Eagle Point Income Company Inc.

Kevin F. McDonald Age: 53	Class III Director	Since inception; Term expires 2020	Chief Operating Officer of AltaRock Partners since January 2019; Director of Business Development and Investor Relations of Folger Hill Asset Management, LP from December 2014 to July 2018; Principal of Taylor Investment Advisors, LP from March 2002 to March 2017.	Eagle Point Income Company Inc.

Name, Address[1] and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]
Paul E. Tramontano Age: 58	Class II Director	Since inception; Term expires 2022	Senior Managing Director and Portfolio Manager at First Republic Investment Management since October 2015; Co-Chief Executive Officer of Constellation Wealth Advisors LLC from April 2007 to October 2015.	Eagle Point Income Company Inc.

Jeffrey L. Weiss Age: 58	Class I Director	Since inception; Term expires 2021	Private Investor since June 2012; Managing Partner of Colter Lewis Investment Partners since January 2018.	Eagle Point Income Company Inc.

[1]	The business address of each of our directors is c/o Eagle Point Credit Company Inc., 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830.
[2]	Mr. Majewski is an interested director due to his position with the Adviser. Mr. Matthews is an interested director due to his position with Stone Point Capital LLC, which is an affiliate of the Adviser.
[3]	Eagle Point Income Company Inc. is considered to be in the same fund complex as us and, as a result, each director serves as a director of two investment companies in the same complex.

The Company’s registration statement, prospectus and proxy statement for the annual stockholders’ meeting include additional information about our directors. A copy of the prospectus and proxy statement is available free of charge at www.eaglepointcreditcompany.com or upon request by calling (844) 810-6501.

Officers

Information regarding our officers who are not directors is as follows:

Name, Address[1] and Age	Positions Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Last Five Years

Kenneth P. Onorio Age: 52	Chief Financial Officer and Chief Operating Officer	Since July 2014	Chief Financial Officer and Chief Operating Officer of Eagle Point Income Company Inc. since October 2018; Chief Financial Officer of Eagle Point Credit Management LLC since July 2014 and Eagle Point Income Management LLC since October 2018; Chief Operating Officer of Eagle Point Credit Management LLC since August 2014 and Eagle Point Income Management since October 2018.

Nauman S. Malik Age: 39	Chief Compliance Officer	Since September 2015	Chief Compliance Officer of Eagle Point Income Company Inc. since October 2018; General Counsel of Eagle Point Credit Management LLC since June 2015 and Eagle Point Income Management LLC since October 2018; Chief Compliance Officer of Eagle Point Credit Management LLC since September 2015 and Eagle Point Income Management LLC since October 2018; Associate, Dechert LLP, a law firm, from September 2012 to May 2015.

Courtney B. Fandrick Age: 37	Secretary	Since August 2015	Deputy Chief Compliance Officer of Eagle Point Credit Management LLC r since December 2014 and Eagle Point Income Management LLC since October 2018; Secretary of Eagle Point Income Company Inc. since October 2018.

[1]	The business address of each of our officers is c/o Eagle Point Credit Company Inc., 600 Steamboat Rd, Suite 202, Greenwich, Connecticut 06830. All of our officers are officers or employees of the Adviser or affiliated companies.
[2]	Each officer holds office until his or her successor is chosen and qualifies, or until his or her earlier resignation or removal.

Director and Officer Compensation

Our directors received compensation from the Company in the amounts set forth in the following table during the fiscal year ended December 31, 2019.

Name	Aggregate Compensation from the Company[1,2]
Scott W. Appleby	$108,333
Kevin F. McDonald	$102,917
Paul E. Tramontano	$102,917
Jeffrey L. Weiss	$116,458
TOTAL	$430,625	*

* Reflects $50,000, $47,500, $47,500, and $53,750 relating to the year ended December 31, 2018 that was payable to each of Mr. Appleby, Mr. McDonald, Mr. Tramontano and Mr. Weiss, respectively, and paid during the fiscal year ended December 31, 2019; does not reflect $165,625 relating to the year ended December 31, 2019 that was paid during the month ended January 31, 2020, which amount was comprised of $41,667, $39,583, $39,583 and $44,792 paid to each of Mr. Appleby, Mr. McDonald, Mr. Tramontano and Mr. Weiss, respectively.

[1]	For a discussion of the independent directors’ compensation, see below.
[2]	The Company does not maintain a pension plan or retirement plan for any of our directors.

As compensation for serving on the Board, each independent director receives an annual fee of $95,000. The chairman of the audit committee receives an additional annual fee of $12,500 and the chairman of the nominating committee receives an additional annual fee of $5,000 for their additional services in these capacities, as well as reasonable out-of-pocket expenses incurred in attending such meetings.

No compensation is, or is expected to be, paid by us to our directors who are “interested persons” of us, as such term is defined in the 1940 Act, or to our officers. Our officers are compensated by the Adviser or one of its affiliates, as applicable.

We have entered into an Administration Agreement pursuant to which Eagle Point Administration LLC, our administrator (“Eagle Point Administration”), performs, or arranges for the performance of, our required administrative services, among other things. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Eagle Point Administration’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and chief compliance officer and our allocable portion of the compensation of any administrative support staff. Our allocable portion of such total compensation is based on an allocation of the time spent on us relative to other matters. The Administration Agreement will remain in effect if approved by the Board, including by a majority of our independent directors, on an annual basis. The Administration Agreement was most recently reapproved by the Board in May 2019.

Stockholder Meeting Information

An annual meeting of stockholders of the Company was held on May 15, 2019. At the meeting, the two nominees for re-election as Class II directors, James R. Matthews and Paul E. Tramontano, were each elected to serve as a director for a term expiring at the Company’s 2022 annual meeting or until his successor is duly elected and qualified. A discussion regarding the voting at such meeting is available in our Semiannual Report for the period ended June 30, 2019. A copy of the Semiannual Report is available free of charge at www.eaglepointcreditcompany.com, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Investment Advisory Agreement

Subject to the overall supervision of our Board, the Adviser manages the day-to-day operations of, and provides investment advisory and management services to, us pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in our Semiannual Report for the period ended June 30, 2019. A copy of the Semiannual Report is available free of charge at www.eaglepointcreditcompany.com, upon request by calling (844) 810-6501, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Portfolio Information

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company also makes its Form N-Q filings available on its website at www.eaglepointcreditcompany.com. Beginning in March 2020, the Company will cease to disclose its schedule of portfolio holdings on Form N-Q and will disclose confidentially to the SEC, on a monthly basis, the complete schedule of the Company’s portfolio holdings on Form N-PORT. Publicly available information about the Company’s schedule of portfolio holdings for the end of the first and third quarters of the fiscal year will be filed on Exhibit F to Form N-PORT for the Company on a 60-day delayed basis, and will be available in the same manner as Form N-Q discussed above.

Proxy Information

The Company has delegated its proxy voting responsibility to the Adviser. A description of these policies and procedures is available (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s post-effective amendment filing to its registration statement on Form N-2 made on April 29, 2019 with the SEC, which can be found on the SEC’s website (www.sec.gov).

Information regarding how the Company voted proxies relating to portfolio securities for the 12-month period ending June 30, 2019 is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) in the Company’s Form N-PX filing made on July 31, 2019 with the SEC, which can be found on the SEC’s website (www.sec.gov). The Company also makes this information available on its website at www.eaglepointcreditcompany.com.

Tax Information

For the tax year ended November 30, 2019, the Company recorded distributions on our common stock equal to $2.40 per share or $60.5 million.

Privacy Notice

The Company is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Credit Company Inc. and its affiliated companies. The terms of this notice apply to both current and former stockholders. The Company will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Company maintains procedural safeguards that are reasonably designed to comply with federal standards.  We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Company’s investment adviser, Eagle Point Credit Management, LLC and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Company’s goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase shares of the Company’s common stock and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports, proxy statements and other information required by law, and to send you information the Company believes may be of interest to you. We may disclose your personal information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Company. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

If you have any queries or concerns about the privacy of your personal information, please contact our investor relations team at (203) 340-8510 or (844) 810-6501.

We will review this policy from time to time and may update it at our discretion. This policy was last updated in February 2019.

*                          *                          *

End of Annual Report. Back Cover Follows.

Item 2.	Code of Ethics

As of the end of the period covered by this report, Eagle Point Credit Company Inc. (the “registrant”) has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “SOX Code of Ethics”). The registrant did not amend, or grant any waivers from, any provisions of the SOX Code of Ethics during the period covered by this report. The registrant’s SOX Code of Ethics is available upon request to any person without charge. Such requests should be submitted to the registrant’s Chief Compliance Officer at (203) 340-8500, toll free (844) 810-6501 or cco@eaglepointcredit.com.

Item 3.	Audit Committee Financial Expert

The registrant’s board of directors has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The board of directors has determined that Jeffrey Weiss satisfies the requirements of an audit committee financial expert. Mr. Weiss is “independent” within the meaning of that term used in Form N-CSR.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed for professional services rendered by KPMG LLP (“KPMG”), the registrant’s independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2018 and December 31, 2019 were $192,047 and $271,700, respectively.

(b)	Audit-Related Fees. The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ending December 31, 2018 and December 31, 2019 were $393,000, and $153,500 respectively. The fees incurred in the 2018 fiscal year were in connection with the registrant’s common stock offerings, notes offerings, “at the market” common and preferred stock issuance program and amendment to its shelf registration statement during the period. The fees incurred in the 2019 fiscal year were in connection with the registrant’s “at the market” common and preferred stock issuance program and amendment to its shelf registration statement during the period.

(c)	Tax Fees. The aggregate fees billed for professional services by KPMG for tax compliance, tax advice and tax planning in the fiscal years ended December 31, 2018 and December 31, 2019 were $127,570 and $140,505, respectively. These fees were in connection with the preparation of the registrant’s regulated investment company tax compliance and related tax advice.

(d)	All Other Fees. The aggregate fees billed for all other services not listed in (a) through (c) above by KPMG in the fiscal years ended December 31, 2018 and December 31, 2019 were $0 and $0, respectively.

(e)	(1) The registrant’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the registrant’s independent registered public accounting firm. Under the policies, on an annual basis, the registrant’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the registrant.

In addition, the registrant’s Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the registrant. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the registrant), the Audit Committee receives an annual report showing the aggregate fees paid by Service Affiliates for such services.

The registrant’s Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the registrant or a Service Affiliate that were not pre-approved as part of the annual process described above. The Audit Committee may form and delegate authority to subcommittees consisting of one (1) or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that any decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Committee pre-approve permitted non-audit services provided to the registrant pursuant to de minimis exceptions described in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and applicable regulations.

(2) None of the independent accountant’s expenses described in paragraphs (b) through (d) of this item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) as all such expenses were pre-approved by the Audit Committee.

(f)	Not Applicable

(g)	For the fiscal years ended December 31, 2018 and December 31, 2019, the aggregate fees billed by KPMG for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $662,589 and $414,505, respectively. For the years ended, December 31, 2018 and December 31, 2019, these fees were for the services rendered in connection with advisory, tax compliance, tax advice, tax planning, track record verification, common stock offering, preferred stock offerings, notes offerings, “at the market” common and preferred stock issuance program and amendments to its shelf registration statement during the period for the registrant and for the registrant’s investment adviser. These fees exclude any fees paid by Eagle Point Income Management LLC.

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the investment adviser and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.	Audit Committee of Listed Registrant

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the committee are Jeffrey L. Weiss (chair), Scott Appleby, Kevin McDonald and Paul Tramontano.

Item 6.	Investments

A schedule of investments is included in the Company’s report to stockholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has delegated its proxy voting responsibility to Eagle Point Credit Management LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines will be reviewed periodically by the Adviser and the registrant’s independent directors, and, accordingly, are subject to change.

Introduction

An investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of the Adviser’s clients.

These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

Based on the nature of the registrant’s investment strategy, the Adviser does not expect to receive proxy proposals but may from time to time receive amendments, consents or resolutions applicable to investments held by the registrant. The Adviser’s general policy is to exercise voting or consult authority in a manner that serves the interests of the registrant’s stockholders. The Adviser may occasionally be subject to material conflicts of interest in voting proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. If at any time the Adviser becomes aware of a material conflict of interest relating to a particular proxy proposal, the Adviser’s Chief Compliance Officer will review the proposal and determine how to vote the proxy in a manner consistent with interests of the registrant’s stockholders.

Proxy Voting Records

Information regarding how the Adviser voted proxies relating to the registrant’s portfolio securities is available: (1) without charge, upon request, by calling toll free (844) 810-6501; and (2) on the SEC’s website at http://www.sec.gov. You may also obtain information about how the Adviser voted proxies by making a written request for proxy voting information to: Eagle Point Credit Management LLC, 600 Steamboat, Suite 202, Greenwich, CT 06830 or cco@eaglepointcredit.com.

Item 8. Portfolio Managers of Closed-End Investment Companies

Information pertaining to the portfolio managers of the registrant, and information relating to the registrant’s investment adviser, is set forth below as of December 31, 2019.

The management of the registrant’s investment portfolio is the responsibility of the Adviser pursuant to an investment advisory agreement (“Investment Advisory Agreement”). The Adviser provides investment advisory services to pooled investment vehicles, separately managed accounts, and the registrant (collectively, the “Accounts”). The terms and conditions of the Accounts may vary depending on the type of services provided or the type of client, and these terms and conditions may also vary from client to client.

There are no restrictions on the ability of the Adviser and certain of its affiliates to manage accounts for multiple clients, including accounts for affiliates of the Adviser or their directors, officers or employees, following the same, similar or different investment objectives, philosophies and strategies as those used by the Adviser for the registrant’s account. In those situations, the Adviser and its affiliates may have conflicts of interest in allocating investment opportunities between the registrant and any other account managed by the Adviser. Such conflicts of interest would be expected to be heightened where the Adviser manages an account for an affiliate or its directors, officers or employees. In addition, certain of these accounts may provide for higher management fees or have incentive fees or may allow for higher expense reimbursements, all of which may contribute to a conflict of interest and create an incentive for the Adviser to favor such other accounts. Additionally, accounts managed by the Adviser or certain of its affiliates may hold certain investments in collateralized loan obligations (“CLOs”), such as debt tranches, which conflict with the positions held by other accounts in such CLOs, such as the registrant. In these cases, when exercising the rights of each account with respect to such investments, the Adviser and/or its affiliate will have a conflict of interest as actions on behalf of one account may have an adverse effect on another account managed by the Adviser or such affiliate, including the registrant.

An affiliate of the Adviser currently holds a controlling interest in Marble Point, which is a CLO collateral manager and manager of other investment vehicles that invest in senior secured loans, CLO securities and other related investments. The registrant’s executive officers and Directors, as well as the current and future members of the Adviser, may serve as officers, directors or principals of other entities that operate in the same or a related line of business as the registrant. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of the registrant or the registrant’s common stockholders.

Further, the professional staff of the Adviser will devote as much time to the registrant as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons may be committed to providing investment advisory and other services for other clients and engage in other business ventures in which the registrant has no interest. As a result of these separate business activities, the Adviser may have conflicts of interest in allocating management time, services and functions among the registrant and its affiliates and other business ventures or clients.

The Adviser owes a duty of loyalty to its clients, including the registrant, and must treat each client fairly. When the Adviser purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. To this end, the Adviser has adopted policies and procedures pursuant to which it allocates investment opportunities appropriate for more than one client account in a manner deemed appropriate in its sole discretion to achieve a fair and equitable result over time. Pursuant to these policies and procedures, when allocating investment opportunities, the Adviser may take into account regulatory, tax or legal requirements applicable to an account. In allocating investment opportunities, the Adviser may use rotational, percentage or other allocation methods provided that doing so is consistent with the Adviser’s internal conflict of interest and allocation policies and the requirements of the Advisers Act, the Investment Company Act of 1940, as amended (the “1940 Act”), and other applicable laws. There is no assurance that investment opportunities will be allocated to any particular account equitably in the short-term or that any such account will be able to participate in all investment opportunities that are suitable for it.

In the ordinary course of business, the registrant may enter into transactions with persons who are affiliated with the registrant by reason of being under common control of the Adviser or its affiliates. In order to ensure that the registrant does not engage in any prohibited transactions with any affiliated persons, the registrant has implemented certain policies and procedures whereby its executive officers screen each of its transactions for any possible affiliations between the registrant, the Adviser and its affiliates and the registrant’s directors. The registrant will not enter into any such transactions unless and until it is satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, the registrant has taken appropriate actions to seek review and approval of the Board of Directors or exemptive relief for such transaction. The registrant’s affiliations may require it to forgo attractive investment opportunities. For example, the registrant may be limited in our ability to invest in CLOs managed by certain affiliates of the Adviser.

The registrant may co-invest on a concurrent basis with other accounts managed by the Adviser and may do so with other accounts managed by certain of our Adviser’s affiliates subject to compliance with applicable regulations and regulatory guidance and applicable written allocation procedures. The registrant has received exemptive relief from the SEC that permits it to participate in certain negotiated co-investments alongside other accounts managed by the Adviser, subject to certain conditions including (i) that a majority of the registrant’s directors who have no financial interest in the transaction and a majority of the registrant’s directors who are not interested persons, as defined in the 1940 Act, of the registrant approve the co-investment and (ii) the price, terms and conditions of the co-investment are the same for each participant. The Adviser may determine not to allocate certain potential co-investment opportunities to the Company after taking into account regulatory requirements or other considerations. A copy of the registrant’s application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at www.sec.gov.

In order to address such conflicts of interest, the registrant has adopted a Code of Ethics. Similarly, the Adviser has separately adopted a Code of Ethics (“Code”) and certain compliance policies and procedures, including investment allocation policies and procedures. The Adviser’s Code requires the officers and employees of the Adviser to act in the best interests of its client accounts (including the registrant), act in good faith and in an ethical manner, avoid conflicts of interests with the client accounts to the extent reasonably possible and identify and manage conflicts of interest to the extent that they arise. Personnel subject to each code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. The registrant’s Directors and officers, and the officers and employees of the Adviser, are also required to comply with applicable provisions of the U.S. federal securities laws and make prompt reports to supervisory personnel of any actual or suspected violations of law.

Investment Personnel. The senior investment team of the Adviser is primarily responsible for the registrant’s day-to-day investment management and the implementation of the registrant’s investment strategy and process, with oversight provided by the Adviser’s board of managers. Biographical information on the senior investment team, each of whom has served as a portfolio manager since the registrant’s inception, is set forth below:

Thomas P. Majewski, Managing Partner (Since November 2012).  Mr. Majewski is the Managing Partner and founder of the Adviser, and serves as a director, Chairman and Chief Executive Officer of Eagle Point Income Company Inc. Mr. Majewski has been involved in the formation and/or monetization of many CLO transactions across multiple market cycles. Mr. Majewski led the creation of some of the earliest refinancing CLOs, introducing techniques that are now commonplace in the market. Mr. Majewski’s experience in the CLO market dates back to the 1990s. He has spent his entire career in the structured finance and credit markets. Mr. Majewski is a member of the Adviser’s Board of Managers and Eagle Point Credit Management’s investment committee. Mr. Majewski is also the Managing Partner of Eagle Point Income Management, LLC, the adviser to Eagle Point Income Company Inc. and an affiliate of the Adviser.

Prior to joining Eagle Point Credit Management LLC in September 2012, Mr. Majewski was a Managing Director and U.S. Head of CLO Banking at RBS Securities Inc., or “RBS,” from September 2011 through September 2012, where he was responsible for all aspects of RBS’s new-issue CLO platform. Prior to joining RBS, Mr. Majewski was the U.S. country head at AMP Capital Investors (US) Ltd. and AE Capital Advisers (US) LLC, where he was responsible for investing in credit, structured products and other private assets on behalf of several Australian investors. Prior to this, Mr. Majewski was a Managing Director and head of CLO banking at Merrill Lynch Pierce Fenner and Smith Inc. Mr. Majewski also has held leadership positions within the CLO groups at JPMorgan Securities Inc. and Bear, Stearns & Co. Inc. Mr. Majewski serves as a member of the board of managers and investment committee of Marble Point, and as a director of Marble Point Loan Financing Limited, an investment fund managed by Marble Point which is listed on the London Stock Exchange. Mr. Majewski has a B.S. from Binghamton University and has been a Certified Public Accountant (inactive).

Daniel W. Ko, Principal and Portfolio Manager (Since December 2012).  Mr. Ko is a Principal and Portfolio Manager of the Adviser and Eagle Point Income Management LLC. Mr. Ko is responsible for manager evaluation and structuring investment opportunities in the primary CLO market, analyzing secondary CLO market opportunities, executing trades and monitoring investments. Mr. Ko has specialized in structured finance throughout his entire career.

Prior to joining the Adviser in December 2012, Mr. Ko was with Bank of America Merrill Lynch (“BAML”) for the previous six years, most recently as Vice President of the CLO structuring group, where he was responsible for modeling the projected deal cash flows, negotiating deal terms with both debt and equity investors and coordinating the rating process. In addition, he was responsible for exploring non-standard structuring initiatives such as financing trades with dynamic leverage, emerging market collateralized bond obligations and European CLOs. Prior to joining the CLO structuring group, Mr. Ko managed BAML’s legacy CLO, trust-preferred securities CDO and asset-backed securities CDO portfolios. Prior to Bank of America’s merger with Merrill Lynch, Mr. Ko was an associate in Merrill Lynch’s CDO structuring group, Mr. Ko graduated magna cum laude from the University of Pennsylvania’s Wharton School with a B.S. in finance and accounting.

Daniel M. Spinner (CAIA), Principal and Portfolio Manager (Since February 2013).  Mr. Spinner is a Principal and Portfolio Manager of the Adviser and Eagle Point Income Management LLC. Mr. Spinner is primarily responsible for manager evaluation and due diligence and for monitoring investments. Mr. Spinner is also actively involved in investor relations and communications. Mr. Spinner is an alternative asset management industry specialist with 20 years of experience advising, financing and investing in alternative asset management firms and funds. Mr. Spinner’s experience in the CLO market dates back to the late 1990s.

Prior to joining the Adviser in February 2013, Mr. Spinner was an Investment Analyst at the 1199SEIU Benefit and Pension Funds, from June 2009 to February 2013, where he oversaw the private equity, special opportunities credit and real estate allocations. The 1199SEIU Benefit and Pension Funds are collectively among the largest Taft-Hartley plans in the United States. Prior to this, Mr. Spinner was a Managing Director at Bear, Stearns & Co. Inc. focused on alternative asset managers. Prior to Bear Stearns, Mr. Spinner was the co-founder and president of Structured Capital Partners, Inc., a financial holding company formed to invest in structured credit managers. Mr. Spinner was credit trained at Chase Manhattan Bank where began his career as an investment banker and spent seven years in the Financial Institutions Group (including at JPMorgan Securities Inc. post-merger), where he had coverage responsibility for asset management firms including CLO collateral managers. Mr. Spinner serves as a member of the board of managers and investment committee of Marble Point. Mr. Spinner earned a B.A., summa cum laude, from Gettysburg College and an M.B.A. from Columbia University.

The following table sets forth other accounts within each category listed for which members of the senior investment team are jointly and primarily responsible for day-to-day portfolio management as of December 31, 2019. Each of the accounts is subject to a performance fee, except twelve accounts listed under “other accounts” with total assets of $914.9  million.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Thomas P. Majewski	2	$611.6	3	$1,019.4	23	$1,243.6
Daniel W. Ko	2	$611.6	3	$1,019.4	23	$1,243.6
Daniel M. Spinner	2	$611.6	3	$1,019.4	23	$1,243.6

Compensation.

The Adviser pays its investment professionals out of its total revenues, including the advisory fees earned with respect to providing advisory services to the registrant. Professional compensation at the Adviser is structured so that key professionals benefit from strong investment performance generated on the accounts that the Adviser manages and from their longevity with the Adviser. Each member of the senior investment team has indirect equity ownership interests in the Adviser and related long-term incentives. Members of the senior investment team also receive a fixed base salary and an annual market and performance-based cash bonus. The bonus is determined by the Adviser’s board of managers, and is based on both quantitative and qualitative analysis of several factors, including the profitability of the Adviser and the contribution of the individual employee. Many of the factors considered by management in reaching its compensation determinations will be impacted by the registrant’s long-term performance and the value of the registrant’s assets as well as the portfolios managed for the Adviser’s other clients.

Securities Owned in the Company by Portfolio Managers.

The table below sets forth the dollar range of the value of the shares of the registrant’s common stock which are owned beneficially by each portfolio manager as of December 31, 2019. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company(1)
Thomas P. Majewski	$500,001 – $1,000,000
Daniel W. Ko	$100,001 – $500,000
Daniel M. Spinner	$100,001 – $500,000

(1) Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000 and over $1,000,000.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

There have been no purchases by or on behalf of the registrant of shares or other units of any class of the registrant’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activity during the fiscal year ended December 31, 2019.

Item 13.	Exhibits

(a) (2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT CREDIT COMPANY INC.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer
Date:	February 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (principal executive officer)
Date:	February 27, 2020

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer (principal financial officer)
Date:	February 27, 2020